Exhibit 10.11

THIRD AMENDMENT TO LOAN AGREEMENT
This Third Amendment to Loan Agreement (this “Amendment”), dated as of September 1, 2011, by and among Goldman Sachs Commercial Mortgage Capital, L.P. (as predecessor-in-interest to Goldman Sachs Mortgage Company, “Goldman”), Citicorp North America, Inc. (“Citi”), KBS Acquisition Sub, LLC (“KBS Mortgage Lender,” and collectively with Goldman and Citi, “Lender”), as lender, and each of the entities listed as a “Borrower” on the signature pages hereto, collectively, jointly and severally, together with their respective permitted successors and assigns, “Borrower”), amends that certain Loan Agreement, dated as of April 1, 2008, as amended by that certain Amendment to Loan Agreement, dated as of August 22, 2008, as further amended by that certain Second Amendment to Loan Agreement, dated as of March 9, 2010, as further amended by that certain extension agreement, dated March 13, 2011, as further amended by that certain extension agreement, dated April 15, 2011, and as further amended by that certain extension agreement, dated April 29, 2011 (collectively with this Amendment, the “Loan Agreement”).
WHEREAS, Lender and Borrower desire to further amend the Loan Agreement with respect to the matters set forth herein.
NOW THEREFORE, in consideration of the mutual premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby represent, warrant, covenant and agree as follows:
Section 1.    Amendments of Loan Agreement. Lender and Borrower hereby agree to amend the terms of the Loan Agreement as hereinafter set forth:

1.	The defined term “Approved Management Agreement” is hereby deleted in its entirety and the following is inserted in lieu thereof:
“Approved Management Agreement” means, collectively or individually as the context may require, those certain Property Management Agreements listed on Schedule I, attached to this Amendment, between Borrower and the respective Approved Property Manager, as the same may be modified or replaced in accordance herewith with the reasonable consent of Lender, and any other management agreement that is approved by Lender, which approval shall not be unreasonably withheld, conditioned or delayed, and with respect to which Lender receives Rating Confirmation. For the avoidance of doubt, the Property Management Agreements listed on Schedule I attached to this Amendment are hereby approved by Lender.

2.	The defined term “Approved Property Manager” is hereby deleted in its entirety and the following is inserted in lieu thereof:
“Approved Property Manager” means (i) First States Management Corp. (ii) CB Richard Ellis, (iii) Jones Lang LaSalle, (iv) PM Realty Group, (v) Transwestern, or (vi) any other management company that is approved by Lender, which approval shall not be unreasonably withheld, conditioned or delayed, and with respect to which Lender receives Rating Confirmation, in each case unless and until Lender requests the termination of that management company pursuant to Section 5.10(d). For the avoidance of doubt, each of the property managers referenced above in subclauses (i) through (viii), inclusive, are hereby approved by Lender.

3.	The defined term “Cash Management Bank” is hereby deleted in its entirety and the following is inserted in lieu thereof:
“Cash Management Bank” means a depository institution selected by Lender in which Eligible Accounts may be maintained. The current Cash Management Bank is Bank of America (as successor in interest to LaSalle Bank, N.A).

4.	The defined term “Change of Control” is hereby deleted in its entirety and the following is inserted in lieu thereof:
“Change of Control” means the occurrence of either or both of the following: (i) the failure of any individual Borrower to be directly or indirectly 100% owned and controlled by KBS Debt Holdings, LLC or a Mezzanine Lender that acquires a direct or indirect equity interest in Borrower through foreclosure or a transfer in lieu of foreclosure, in each case in accordance with the intercreditor agreement between Lender and Mezzanine Lender, or (ii) the failure of any Single-Purpose Equityholder (if any) to be directly or indirectly 100% owned and controlled by KBS Debt Holdings, LLC or a Mezzanine Lender that acquires a direct or indirect equity interest in Borrower through foreclosure or a transfer in lieu of foreclosure, in each case in accordance with the intercreditor agreement between Lender and Mezzanine Lender.
Notwithstanding anything stated to the contrary in Sections 7.1(e) and (f) of the Loan Agreement, or elsewhere in the Loan Agreement, or in any other Loan Documents, any transfers (or the pledge or encumbrance) of equity interests or other interests in KBS Acquisition Sub-Owner 1, LLC, or in any of the direct or indirect owners of KBS Acquisition Sub-Owner 1, LLC, shall not be prohibited (and shall be expressly permitted) provided that KBS Real Estate Investment Trust, Inc. continues to own, either directly or indirectly, 100% of the ownership interests in KBS Acquisition Sub-Owner 1, LLC, provided further that any Net Cash Proceeds realized by the direct or indirect owners of KBS Acquisition Sub-Owner 1, LLC in connection with the indebtedness secured by the pledge or encumbrance of equity interests or other interests in KBS Acquisition Sub-Owner 1, LLC, or in any of the direct or indirect owners of KBS Acquisition Sub-Owner 1, LLC shall be applied (i) first, as set forth in the Mezzanine Loan Agreement and (ii) following the indefeasible repayment of the Mezzanine Loan, in such manner as the indirect owners of KBS Acquisition Sub-Owner 1, LLC may elect, provided further, that prior to any pledge or encumbrance of the equity interests or other interests in KBS Acquisition Sub-Owner 1, LLC, or in any of the direct or indirect owners of KBS Acquisition Sub-Owner 1, LLC, the third party lender which will be obtaining the pledge as collateral for its financing shall enter into an intercreditor agreement substantially similar to the Intercreditor Agreement (as that term is defined in the Mezzanine Loan Agreement), which Lender agrees to enter into with such changes as are reasonably acceptable to Lender.”

5.	The defined term “Collateral” is hereby deleted in its entirety and the following is inserted in lieu thereof:
“Collateral” means all assets owned from time to time by Borrower, including the Properties, the Revenues and all other tangible and intangible property in respect of which Lender is granted a Lien under the Loan Documents, and all proceeds thereof, and (ii) the Pledgor Equity.

6.	The defined term “Cooperation Agreement” is hereby deleted in its entirety and the following is inserted in lieu thereof:
“Cooperation Agreement” means that certain Mortgage Loan Cooperation Agreement, dated as of September 1, 2011, among Borrower, Lender and Sponsor, as the same may from time to time be modified or replaced in accordance herewith.

7.	The defined term “Environmental Indemnity” is hereby deleted in its entirety and the following is inserted in lieu thereof:
“Environmental Indemnity” means, with respect to each Property (i) that certain     environmental indemnity agreement executed by Borrower and Gramercy Capital Corp. as of the Closing Date for the benefit of the Lender (it being acknowledged by the Lender that Gramercy Capital Corp. has been released from liabilities under such environmental indemnity agreement) and (ii) that certain environmental indemnity agreement executed by Borrower and Sponsor as of September 1, 2011 for the benefit of the Lender, as each of the same may from time to time be modified or replaced in accordance herewith.

8.	The defined term “Guaranty” is hereby deleted in its entirety and the following is inserted in lieu thereof:
“Guaranty” means that certain guaranty executed by Sponsor as of September 1, 2011 for the benefit of the Lender, as each of the same may from time to time be modified or replaced in accordance herewith.

9.	The defined term “Lender” is hereby deleted in its entirety and the following is inserted in lieu thereof:
“Lender” has the meaning set forth in the recitals to this Amendment and in Section 9.7.

10.	The defined term “Loan Documents” is hereby deleted in its entirety and the following is inserted in lieu thereof:
“Loan Documents” means the Loan Agreement, each of the Notes, each of the Mortgages (and related financing statements), the Environmental Indemnity (but only to the extent referenced in clause (ii) of the definition thereof, each of the Subordination of Property Management Agreements, the Cash Management Agreement, any Blocked Account Agreement, the Cooperation Agreement, the Guaranty, the Limited Guaranty, any Letter of Credit, the Pledge Agreement, and all

other agreements, instruments, certificates and documents necessary to effectuate the granting to Lender of first-priority Liens on the Collateral or otherwise in satisfaction of the requirements of the Loan Agreement or the other documents listed above, as all of the aforesaid may be modified or replaced from time to time in accordance herewith.

11.	The defined term “Mezzanine Borrower” is hereby deleted in its entirety and the following is inserted in lieu thereof:
“Mezzanine Borrower” means, collectively, (i) KBS GKK Participation Holdings I, LLC and (ii) KBS GKK Participation Holdings II, LLC.

12.	The defined term “Mezzanine Lender” is hereby deleted in its entirety and the following is inserted in lieu thereof:
“Mezzanine Lender” means, collectively, (i) Goldman Sachs Mortgage Company and (ii) Citigroup Financial Products Inc.

13.	The defined term “Mezzanine Loan” is hereby deleted in its entirety and the following is inserted in lieu thereof:
“Mezzanine Loan” means that certain repurchase facility entered into between Mezzanine Lender and Mezzanine Borrower as evidenced by the Mezzanine Loan Agreement, as the same may be amended or modified from time to time.

14.	The defined term “Mezzanine Loan Agreement” is hereby deleted in its entirety and the following is inserted in lieu thereof:
“Mezzanine Loan Agreement” means, collectively, (i) that certain Amended and Restated Master Repurchase Agreement, dated as of April 28, 2011, by and between Citigroup Financial Products Inc., as Buyer and KBS GKK Participation Holdings II, LLC, as seller and (ii) that certain Amended and Restated Master Repurchase Agreement, dated as of April 28, 2011, by and between Goldman Sachs Mortgage Company, as Buyer and KBS GKK Participation Holdings I, LLC, as seller , as each may be amended or modified from time to time.

15.	The defined term “Mezzanine Loan Documents” is hereby deleted in its entirety and the following is inserted in lieu thereof:
“Mezzanine Loan Documents” means the “Transfer Documents” as defined in the Mezzanine Loan Agreement.

16.	The defined term “Parcel Release Price” is hereby deleted in its entirety and the following is inserted in lieu thereof:
“Parcel Release Price” means the “Release Price” as defined below.

17.	The defined term “Permitted Debt” is hereby deleted in its entirety and the following is inserted in lieu thereof:
“Permitted Debt” means:
(i)    the Indebtedness (including, without limitations, obligations under any guaranties and/or indemnities required under this Agreement); and
(ii)    (a) Trade Payables not represented by a note customarily paid by Borrower within 60 days of incurrence and in fact not more than 60 days outstanding, or (b) Operating Expenses for which the Borrower has not received a bill or invoice, or if Borrower has received a bill or invoice, the same has not remained unpaid for more than 60 days, which, with respect to both (a) and (b) are incurred in the ordinary course of Borrower's ownership and operation of the Properties, in amounts reasonable and customary for similar Properties and not exceeding 2.0% of the Loan Amount in the aggregate, or in such other amounts as may reasonably be agreed to by Lender.

18.	The defined term “Release Price” is hereby deleted in its entirety and the following is inserted in lieu thereof:
“Release Price” means, with respect to the release of a Property, the valuations of the Properties determined by Aquila Property Company (as set forth on Schedule E hereto), provided that (i) if such valuations collectively equal more than $239,503,594.90 such valuations shall be reduced proportionately in order for the Release Prices to equal $239,503,594.90 and (ii) if such valuations are collectively equal to or less than $239,503,594.90 such valuations shall be grossed up proportionately in order for the Release Prices to equal $239,503,594.90, provided that following the execution of the Third Amendment, the Release Prices may be modified in a manner reasonably agreed to by Borrower and Lender and provided further, however, in the event Loss Proceeds with respect to any Property shall be applied to the repayment of the Loan pursuant to Section 5.16, the Release Price for such Property shall be reduced dollar-for-dollar by an amount equal to the Loss Proceeds so applied.”

19.	The defined term “Single-Purpose Entity” is hereby deleted in its entirety and the following is inserted in lieu thereof:
“Single-Purpose Entity” means a Person which (a) was formed solely for the purpose of acquiring and holding (i) in the case of a Property Owner, an ownership interest in its Property, (ii) in the case of a Pledgor, an ownership interest in its Required Equity or (iii) in the case of a Single-Purpose Equityholder, an ownership interest in the Borrower, (b) does not engage in any business unrelated to (i) in the case of a Property Owner, such Property, (ii) in the case of a Pledgor, such Required Equity or (iii) in the case of a Single-Purpose Equityholder, its ownership interest in the Borrower, (c) does not have any assets other than those related to (i) in the case of a Property Owner, such Property, (ii) in the case of a Pledgor, such Required Equity or (iii) in the case of a Single-Purpose Equityholder, its ownership interest in the

Borrower, (d) does not have any Debt other than, in the case of Borrower, Permitted Debt, (e) maintains books, accounts, records, financial statements, stationery, invoices and checks which are separate and apart from those of any other Person (except that such Person's financial position, assets, results of operations and cash flows may be included in the consolidated financial statements of an Affiliate of such Person in accordance with GAAP, provided that any such consolidated financial statements shall contain a note indicating that such Person and its Affiliates are separate legal entities and maintain records, books of account separate and apart from any other Person), (f) is subject to and complies with all of the limitations on powers and separateness requirements set forth in the organizational documentation of such Person as of the Closing Date, (g) holds itself out as being a Person separate and apart from each other Person and not as a division or part of another Person, (h) conducts its business in its own name (except for services rendered under a management agreement with an Affiliate, so long as the manager, or equivalent thereof, under such management agreement holds itself out as an agent of such Person), (i) exercises reasonable efforts to correct any known misunderstanding actually known to it regarding its separate identity, and maintains an arm's-length relationship with its Affiliates, (j) pays its own liabilities out of its own funds (including the salaries of its own employees, if any) and reasonably allocates any overhead that is shared with an Affiliate, including paying for shared office space and services performed by any officer or employee of an Affiliate, (k) maintains a sufficient number of employees in light of its contemplated business operations, (l) conducts its business so that the assumptions made with respect to it which are contained in the Nonconsolidation Opinion shall at all times be true and correct in all material respects, (m) except as contemplated by the Loan Documents, maintains its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person, (n) observes all applicable corporate entity-level formalities in all material respects, (o) except as contemplated by the Loan Documents, does not commingle its assets with those of any other Person and holds such assets in its own name, (p) except as contemplated by the Loan Documents, except as set forth in the Encumbered Property Debt Documents and the Loan Documents, does not assume, guarantee or become obligated for the debts of any other Person, and does not hold out its credit as being available to satisfy the obligations or securities of others, (q) does not acquire obligations or securities of its shareholders, members or partners, (r) except as contemplated by the Loan Documents, except in connection with the Loan, does not pledge its assets for the benefit of any other Person and does not make any loans or advances to any Person, (s) intends to maintain adequate capital in light of its contemplated business operations, (t) has two Independent Directors, or, in the case of a limited partnership, has a Single-Purpose Equityholder with two Independent Directors, (u) has by-laws or an operating agreement, or, in the case of a limited partnership, has a Single-Purpose Equityholder with by-laws or an operating agreement, which provides that, for so long as the Loan is outstanding, such Person shall not take or consent to any of the following actions except to the extent expressly permitted in this Agreement and the other Loan Documents:

(i)     to the fullest extent permitted by law, the dissolution, liquidation, consolidation, merger or sale of all or substantially all of its assets (and, in the case of a Single-Purpose Equityholder, the assets of the Borrower);
(ii) the engagement by such Person (and, in the case of a Single-Purpose Equityholder, the engagement by the Borrower) in, (x) in the case of any Property Owner, any business other than the acquisition, development, management, leasing, ownership, maintenance and operation of its Property, and activities incidental thereto, (y) in the case of any Pledgor, any business other than the acquisition and ownership of its Required Equity, and (iii) in the case of a Single-Purpose Equityholder, activities incidental to the acquisition and ownership of its interest in the Borrower;
(iii) the filing, or consent to the filing, of a bankruptcy or insolvency petition, any general assignment for the benefit of creditors or the institution of any other insolvency proceeding, or the seeking or consenting to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official in respect of such Person without the affirmative vote of all of its Independent Directors (and, in the case of a Single-Purpose Equityholder, in respect of the Borrower without the affirmative vote of both of such Single-Purpose Equityholder's Independent Directors); and
(iv) any amendment or modification of any provision of its (and, in the case of a Single-Purpose Equityholder, the Borrower's) organizational documents relating to qualification as a “Single-Purpose Entity”, and
(v) if such entity is a Single Member LLC that does not have an independent non-equity member, has organizational documents which provide that upon the occurrence of any event (other than a permitted equity transfer) that causes its sole member to cease to be a member while the Loan is outstanding, at least one of its Independent Directors shall automatically be admitted as the sole member of the Single Member LLC and shall preserve and continue the existence of the Single Member LLC without dissolution

20.	The defined term “Sponsor” is hereby deleted in its entirety and the following is inserted in lieu thereof:
“Sponsor” means KBS Acquisition Sub, LLC, or any successors and assigns thereof by merger or consolidation.

21.	The defined term “Spread” is hereby deleted in its entirety and the following is inserted in lieu thereof:
“Spread” means:
From September 1, 2011 through November 30, 2011: 3.00%
From December 1, 2011 through February 29, 2012:    4.50%

From March 1, 2012 through May 31, 2012:    6.00%
From June 1, 2012 through August 31, 2012:    7.50%

22.	The defined term “Transfer” is hereby deleted in its entirety and the following is inserted in lieu thereof:
“Transfer” means (i) with respect to a Property, the pledge, sale or other whole or partial conveyance of all or any portion of any of the Properties or any direct or indirect interest therein, or any direct or indirect equity interest in the owner thereof, including granting of any purchase options, rights of first refusal, rights of first offer or similar rights in respect of any portion of such Property or the subjecting of any portion of such Property to restrictions on transfer; except that the conveyance of a space lease at such Property in accordance herewith shall not constitute a Transfer and (ii) with respect to the Pledgor Equity, unless expressly permitted hereunder, the pledge, sale or other whole or partial conveyance of all or any portion thereof or any direct or indirect equity interest therein.

23.
The following definitions are hereby deleted in their entirety: (i) AFRT Owner, (ii) Merger, (iii) Merger Agreement, (iv) Mezzanine Loan Cash Management Account, (v) Permitted TRS Contribution Agreement, (vi) Permitted TRS Entity, (vii) Junior Mezzanine Borrower, (viii) Junior Mezzanine Lender, (ix) Junior Mezzanine Loan, (x) Junior Mezzanine Loan Agreement, (xi) Junior Mezzanine Loan Documents, (xii) Whole Loan Guarantor, (xiii) Whole Loan Guaranty, (xiv) Permitted Distribution, (xv) Extension Interest Rate Cap Agreement, (xvi) Mezzanine Loan Event of Default, (xvii) Mezzanine Loan Principal Indebtedness, (xviii) Permitted Joint Venture (xix) Prepayment Fee , (xx) Qualified Operating Account, (xxi) Affiliated Release Price, (xxii) Unaffiliated Release Price (xxiii) Allocated Loan Amount and any terms and conditions based upon the usage of the foregoing terms in the Loan Agreement and any other Loan Documents shall be construed to be ineffective.

24.	The following definitions are hereby inserted in the “DEFINITIONS” section of the Loan Agreement in alphabetical order:
“Default Rate” means, with respect to any Note or Note Component, the greater of (x) 4% per annum in excess of the interest rate otherwise applicable to such Note or Note Component hereunder and (y) 1% per annum in excess of the Prime Rate from time to time.
“Equity Transfer” means the transfers of the equity interests in the Borrowers as set forth on Schedule B hereto.
“Limited Guaranty” means that certain Limited Guaranty, dated as of the date hereof, from Pledgor for the benefit of the Lender.
“Monthly Operating Expense Amount” means with respect to any calendar month, the amount payable for Operating Expenses pursuant to Section 3.7 herein, together with (a) that portion of the Management Fee (as defined in the Settlement Agreement)

payable under the Settlement Agreement or the Management Services Agreement (as defined in the Settlement Agreement) for such calendar month as allocated for the Property, subject to Lender's reasonable approval, (b) the amount required to pay all Taxes prior to such Taxes becoming delinquent, (c) to the extent Borrower does not maintain a blanket insurance policy, the amount sufficient to pay all insurance premiums by the 10th day prior to the date they become due and (d) other amounts incurred by Borrower in connection with the operation, management and maintenance of the Properties and approved by Lender, which approval shall not be unreasonably withheld.
“Net Cash Proceeds” means with respect to any financing or refinancing, the difference, if any, of (i) the sum of all cash received by the direct or indirect owners of KBS Acquisition Sub-Owner 1, LLC minus (ii) the principal amount of any indebtedness that is secured by the asset subject to the indebtedness and that is required to be repaid in connection with such financing or refinancing, together with any applicable premium, penalty, interest and breakage costs minus (iii) all reasonable third party out of pocket costs and expenses incurred in connection with such financing or refinancing.
“Pledge Agreement” means that certain Pledge and Security Agreement, dated as of September 1, 2011, by the Pledgor for the benefit of Lender.
“Pledgor” means KBS Acquisition Sub-Owner 1, LLC, a Delaware limited liability company.
“Pledgor Equity” means 100% of the direct equity interests in each Borrower as set forth in the Pledge Agreement, as modified from time to time to reflect any Transfer permitted pursuant hereto.
“Replacement Mezz Borrower” means any entity that is a borrower under the Replacement Mezz Loan.
“Replacement Mezz Loan” means a loan agreement that may be entered into by Pledgor and its affiliates solely for the purpose of satisfying the outstanding debt under the Mezzanine Loan.
“Settlement Agreement” means the Collateral Transfer and Settlement Agreement made as of September 1, 2011, by and among GKK Stars Acquisition LLC, a Delaware limited liability company, KBS Acquisition, KBS Debt Holdings Mezz Holder, LLC, a Delaware limited liability company, Seller and KBS Acquisition Holdings as the same may be amended, restated or otherwise modified from time to time.
“Shortfall Event” means the inability of the Mezzanine Borrower or Replacement Mezz Borrower to make its debt service payments as they become due and payable pursuant to the terms of the Mezzanine Loan or Replacement Mezz Loan, as applicable, provided that (i) a Shortfall Event will not exist until such time as Borrower provides Lender with monthly reports demonstrating its inability to make the applicable debt service payments, and such reports shall include the information required pursuant to Section 5.14, as well as monthly cash flow statements tied to bank statements (including a reconciliation of beginning cash balances to ending cash balances) (such reports, the “Shortfall Reports”), and (ii) a Shortfall Event will cease to exist at any time that Borrower has not provided a Shortfall Report to Lender for forty-five (45) days.

25.	Section 1.2(a) is hereby deleted in its entirety and the following is inserted in lieu thereof:
“The Maturity Date of the Loan shall be August 31, 2012.”

26.	Section 1.2(b) is hereby deleted in its entirety.

27.	Section 1.3(b) is hereby deleted in its entirety and the following is inserted in lieu thereof:
“The loan shall be prepayable (in whole or in part) at any time without the payment of a prepayment fee. Notwithstanding the foregoing, the Borrower shall indemnify Lender against any loss or expense (but excluding any profit) that such Lender may sustain or incur as a consequence of any prepayment which results in Lender receiving or being deemed to receive any amount on account of the principal of the Loan prior to the end of the Interest Accrual Period in effect therefor. The entire outstanding Principal Indebtedness, together with all interest thereon through the end of the Interest Accrual Period in which the Maturity Date falls (calculated as if such Principal Indebtedness were outstanding for the entire Interest Accrual Period) and all other amounts then due under the Loan Documents shall be due and payable by Borrower to Lender on the Maturity Date.”

28.	Section 1.4 is hereby deleted in its entirety.

29.	The first sentence of Section 2.1(a) is hereby deleted in its entirety and the following is inserted in lieu thereof:
“Borrower shall have the right, at its option, upon ten Business Days' prior written notice to Lender (which notice may be revocable at any time by Borrower, provided that Borrower shall reimburse Lender for all of its reasonable out-of-pocket costs and expenses incurred as a result of any such revocation), to prepay the Loan in whole or in part at any time.”

30.	Section 2.1(b) is hereby deleted in its entirety.

31.	Section 2.2(a) is hereby deleted in its entirety and the following is inserted in lieu thereof:
“(a) So long as no Event of Default is then continuing and all amounts then due and owing to Lender have been paid in full, Borrower may from time to time obtain the release of one or more of the Properties from the Liens of the Loan Documents in connection with a sale to an unaffiliated third-party in an arms'-length transaction, provided that
(1) if the Net Proceeds are equal to or exceed 110% of the Release Price, then at the time of such release, (A) Borrower shall prepay the Loan, in accordance with Section 2.1, in an amount equal to the applicable Release Price, which prepayment shall be accompanied by the other amounts specified in Section 2.1, (B) 10% of the Net Proceeds shall be deposited by the Borrower into the Cash Management Account to be used by the Borrower as Capital Expenditures, which such uses by Borrower shall be subject to Lender's reasonable approval, and (C) all remaining amounts shall be applied toward the repayment of the Mezzanine Loan, provided that following the repayment in full of the Mezzanine Loan, all remaining amounts (up to 125% of the Release Price) shall be applied toward the repayment of the Loan, with all remaining amounts above 125% of the Release Price being applied in such manner as the Borrower may elect;
(2) if the Net Proceeds are less than 110% of the Release Price but are equal to or exceed 100% of the Release Price then at the time of such release, (A) Borrower shall prepay the Loan, in accordance with Section 2.1, in an amount equal to 90% of the applicable Net Proceeds, which prepayment shall be accompanied by the other amounts specified in Section 2.1 and (B) 10% of the Net Proceeds shall be deposited by the Borrower into the Cash Management Account to be used by the Borrower as Capital Expenditures, which such uses by Borrower shall be subject to Lender's reasonable approval;
(3) if the Net Proceeds are less than 100% of the Release Price then at the time of such release the DSCR for the Test Period most recently ended, recalculated to include only income and expense attributable to Borrower's interest in the Properties remaining after the contemplated release and to exclude the interest expense and principal payments on the aggregate amount to be prepaid, would be equal to or greater than DSCR immediately prior to such release (as reasonably determined by Lender). In the event that the DSCR after the Release would be less than the DSCR immediately prior to such release, Borrower may request Lender's approval for such release, such approval not to be unreasonably withheld. If (A) the DSCR after the Release would be greater than the DSCR immediately prior to such release or (B) Lender reasonably agrees to such release then Borrower shall prepay the Loan, in accordance with Section 2.1, in an amount equal to 90% of the applicable Net Proceeds, which prepayment shall be accompanied by the other amounts specified in Section 2.1 , and (B) 10% of the Net Proceeds shall be deposited by the Borrower into the Cash Management Account to be used by the Borrower as Capital Expenditures, which such uses by Borrower shall be subject to Lender's reasonable approval.
Borrower shall reimburse Lender for any actual reasonable out-of-pocket costs and expenses incurred by Lender in connection with this Section 2.2 (including the reasonable fees and expenses of legal counsel and the Servicer).

Notwithstanding the foregoing, in the event that the Net Proceeds deposited into the Cash Management Account to be applied toward Capital Expenditures at any time exceeds $10 million, prior to any further deposit of funds into the Cash Management Account for Capital Expenditures by Borrower following a sale of Property, Borrower shall deliver a reconciliation of the uses by Borrower of such Capital Expenditures funds. In the event that Lender, in its reasonable discretion, determines that no further Capital Expenditures are required with respect to the remaining Properties owned by the Borrower, all Net Proceeds which otherwise would have been deposited into the Cash Management Account to be applied toward Capital Expenditures shall instead by applied toward the repayment of the Loan.”

32.	Section 3.2(a) is hereby deleted in its entirety and the following is inserted in lieu thereof:
“The Cash Management Agreement shall provide that prior to the occurrence of an Event of Default, the Cash Management Bank shall, disburse all amounts in accordance with the waterfall set forth in Section 3.2(b). After the occurrence of an Event of Default, Lender may direct Cash Management Bank to disburse amounts in Lender's sole discretion. Lender may notify the Cash Management Bank at any time of any change in the Minimum Balance (as hereinafter defined). Lender shall deliver a copy of any notice of a change in the Minimum Balance to Borrower, for information only (but any failure by Lender to do so shall not in any way limit Borrower's obligations or liabilities hereunder).”

33.	Section 3.2(b) is hereby deleted in its entirety and the following is inserted in lieu thereof:
“On each Payment Date, provided no Event of Default has occurred and is continuing, Lender shall transfer amounts from the Cash Management Account, to the extent available therein, to make the following payments in the following order of priority:
(i)    the amount of all scheduled or delinquent interest on the Loan and all other amounts then due and payable under the Loan Documents (“Scheduled Debt Service”);
(ii)    (A) the amount required to pay all Taxes prior to such Taxes becoming delinquent, and (B) to the extent Borrower does not maintain a blanket insurance policy, the amount sufficient to pay all insurance premiums by the 10th day prior to the date they become due (the amounts set forth in clauses (A) and (B), together with the Scheduled Debt Service, the “Minimum Balance”);
(iii)    to Borrower, within five (5) days of Lender's approval of the Monthly Budget pursuant to Section 3.7 hereto, the Monthly Operating Expense Amount;
(iv)    during the continuance of a Shortfall Event, to such account as shall be designated by Replacement Mezz Borrower solely for the purpose of making payments of debt service (interest and required principal payments) under the Replacement Mezz

Loan from time to time, and only such amounts as are necessary to avoid the continuance of a Shortfall Event (such amounts constituting the “Shortfall Amount”);
(v)    during the continuance of a Shortfall Event, all amounts in excess of the Shortfall Amount to prepay the outstanding principal balance of the Loan; and
(vi)    if a Shortfall Event is not continuing, all remaining amounts to prepay the outstanding principal balance of the Loan”

34.	Section 3.7 is hereby deleted in its entirety and the following is inserted in lieu thereof:
“3.7. Operating Expenses. By no later than ten (10) days prior to the first day of each calendar month, Borrower may request that Lender release the Monthly Operating Expense Amount from the Cash Management Account (but in any event not more then once a month), by submitting to Lender for their review and approval, not to be unreasonably withheld, a budget for the next calendar month (the “Monthly Budget”) which shall include a breakdown of estimated Operating Expenses and all other amounts to be incurred by Borrower in connection with the operation, management and maintenance of the Properties for the next calendar month and shall otherwise be in form and substance reasonably acceptable to Lender. Upon receipt of the Monthly Budget, Lender will review the Monthly Budget and cause the release of such funds for those Operating Expenses and other amounts that have been reasonably approved by Lender pursuant to the foregoing. In the event that Lender reasonably objects to a proposed Monthly Budget submitted by Borrower, Lender shall advise Borrower of such objections within five (5) days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objections) and Borrower shall promptly revise such Monthly Budget and resubmit the same to Lender. Lender shall advise Borrower of any reasonable objections to such revised Monthly Budget within five (5) days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objections) and Borrower shall promptly revise the same in accordance with the process described in this subsection until Lender approves the Monthly Budget (which approval shall not be unreasonably withheld). Lender agrees to respond to any such request for approval of the Monthly Budget within five (5) days after actual receipt thereof by Lender and the failure of Lender to respond in any manner to Borrower with such five (5) day period shall be deemed to constitute approval to such request; provided that (i) the original request for consent shall have contained a statement therein, in uppercase letters, that the failure of Lender to respond to such request within five (5) days shall be deemed to be consent thereto, and (ii) if the Lender transmits in writing any request by Lender for such additional information as may be reasonable under the circumstances, then Lender shall be deemed to have responded within such five (5) day period; provided however that if, within five (5) days after actual receipt by Lender of such additional information requested by Lender, Lender does not transmit in writing a response to Borrower that is either approving or withholding its approval to such proposed Monthly Budget, such failure to transmit such a response within the five (5) day time period shall be deemed to constitute Lender's approval of such Monthly Budget. Within fifteen (15) days after the end of each Fiscal Quarter (including year-end), Borrower shall submit a quarterly reconciliation which has been certified by an authorized officer of Borrower, in form and substance reasonably acceptable to Lender, which shall include supporting documentation, which may include an accounting of outstanding Operating Expenses and other amounts related to the Property and supporting invoices related thereto which Lenders may reasonably request.

35.	Section 4.42 is hereby deleted in its entirety.

36.	Section 5.2(b) is hereby deleted in its entirety.

37.	Section 5.12 is hereby deleted in its entirety and the following is inserted in lieu thereof:
“Annual Financial Statements. As soon as available, and in any event within 120 days after the close of each Fiscal Year, beginning with the 2011 Fiscal Year, Borrower shall furnish to Lender, in an Excel spreadsheet file in electronic format (which may be via an intralinks site at Borrower's sole cost and expense), or, in the case of predominantly text documents, in Adobe pdf format, a balance sheet of Borrower and (except to the extent stock in Sponsor is publicly traded on a major stock exchange) Sponsor as of the end of such year, which statements with respect to Borrower shall be on both a consolidated basis with respect to the Properties as a whole and an individual Property basis with respect to the Properties, together with related statements of income for such Fiscal Year. Together with Borrower's annual financial statements, Borrower shall furnish to Lender, in hard copy and electronic format:
(i) then current rent roll and occupancy reports of the Properties; and
(ii) such other information as Lender shall reasonably request, to the extent readily available to Borrower or Sponsor without material cost or expense.”

38.	Section 5.16(d) is hereby deleted in its entirety and the following is inserted in lieu thereof:
“(d) If Borrower is not entitled to apply Loss Proceeds toward the restoration of a Property pursuant to Section 5.16(b) and Lender elects not to permit such Loss Proceeds to be so applied, such Loss Proceeds shall be applied on the first Payment Date following such election to the prepayment of the Loan (without the payment of any Prepayment Fee) and shall be accompanied by interest through the end of the applicable Interest Accrual Period (calculated as if the amount prepaid were outstanding for the entire Interest Accrual Period). If the Note has been bifurcated into multiple Note Components pursuant to Section 1.3(c), all prepayments of the Loan made by Borrower in accordance with this Section 5.16(d) shall be applied to the Note Components in ascending order of interest rate (i.e., first to the Note Component with the lowest Component Spread until its outstanding principal balance has been reduced to zero, then to the Note Component with the second lowest Component Spread until its outstanding principal balance has been reduced to zero, and so on) or in such other order as Lender shall determine. The Release Price for any Property for which Loss Proceeds are applied to repayment of the Loan pursuant to this Section 5.16(d) shall be reduced by the amount of such repayment. If Loss Proceeds are not made available to restore any Property and are applied to the prepayment of the Loan, Borrower shall be entitled to obtain the release of the applicable Property pursuant to Section 2.2, provided that Borrower shall not be obligated to satisfy the requirements of clauses (2) of Section 2.2(a) in connection with such release.”

39.	The following Section 5.22 is hereby inserted immediately following Section 5.21:
“5.22. Appraisals. At Lender's request, Borrower shall, within ninety (90) days of notice from Lender, deliver then-current appraisals of each of the Mortgaged Properties prepared in accordance with the requirements of FIRREA, each in a form reasonably acceptable to Lender. Notwithstanding the foregoing, in the event that Borrower is unable to deliver such appraisals within ninety (90) days, Borrower shall be entitled to an extension of thirty (30) additional days by which to deliver the appraisals described in this Section 5.22, provided that the Spread for such thirty (30) day extension period shall be increased by one percent (1%) over the Spread then in effect for such period.”

40.	Section 6.4 is hereby deleted in its entirety and the following is inserted in lieu thereof:
“6.4. Debt. Borrower shall not have any Debt, other than Permitted Debt. Any direct or indirect equityholder of Borrower, other than Sponsor or any direct or indirect equityholder of Sponsor, shall not have any Debt, other than Permitted Debt.”

41.	Section 9.4 is hereby amended by replacing the notice addresses contained therein with the following:

"If to Lender:
Goldman Sachs Mortgage Company
200 West Street
New York, New York 10282
Attention: Anthony Preisano

and

Citicorp North America, Inc.
388 Greenwich Street
New York, New York 10013
Attention: Michael Schadt

with copy to

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention: Samuel M. Zylberberg, Esq. (EG)

If to Borrower:
c/o KBS Capital Advisors LLC
620 Newport Center Dr., Suite 1300
Newport Beach, CA 92660
Attention: David E. Snyder, Chief Financial Officer

with copies to:

Greenberg Traurig, LLP
3161 Michelson Drive, Suite 1000
Irvine, CA 92612
Attention: Bruce Fischer, Esq."

42.	Clause (iii) of Section 9.19(b) is hereby deleted in its entirety and the following is inserted in lieu thereof:
“(iii) the misappropriation by any Borrower, the Sponsor or any of their respective Affiliates of any funds in violation of the Loan Documents (including misappropriation of Revenues, security deposits and/or Loss Proceeds and the violation of the last sentence of Section 5.7(d)). For the avoidance of doubt, failure to prepay the loan as required pursuant to the terms of Sections 3.2(b)(iv) and 3.2(b)(v) this Agreement shall be a misappropriation of funds pursuant to this clause (iii);”

43.	Clause (v) of Section 9.19(b) is hereby deleted in its entirety and the following is inserted in lieu thereof:
“(v) the failure of any Borrower or Pledgor, at any time, to comply with the Single-Purpose Entity requirements hereunder, in any material respect;

44.	The following Section 9.24 is hereby inserted immediately following Section 9.23 of the Loan Agreement:
9.24 Good Faith Sale Efforts. On each monthly anniversary of the date hereof, Borrower shall provide Lender with evidence reasonably satisfactory to Lender that Borrower is exercising commercially reasonably efforts to either (i) refinance the existing indebtedness under the Loan, or (ii) sell the Properties. Such evidence may include presentations made to prospective lenders or purchasers and any other marketing or offering materials distributed by Borrower to third parties with respect to the Loan and the Properties.

45.	Exhibit A of the Loan Agreement shall be, and hereby is, deleted in its entirety and shall be, and hereby is replaced with the organizational chart attached hereto as Exhibit A.

46.	Schedule A-1 of the Loan Agreement shall be, and hereby is, deleted in its entirety and shall be, and hereby is replaced with the attached Schedule A-1.

47.	Schedule A-2 of the Loan Agreement shall be, and hereby is, deleted in its entirety and shall be, and hereby is replaced with the attached Schedule A-2.

48.	Schedule E of the Loan Agreement shall be, and hereby is, deleted in its entirety and shall be, and hereby is replaced with the attached Schedule E.

49.	Exhibit I of the Loan Agreement shall be, and hereby is, deleted in its entirety
Section 2.     Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions:

1.	A Mezzanine Loan Event of Default is not continuing;

2.
Lender shall have received UCC, bankruptcy, judgment, tax lien and litigation searches with respect to each Borrower in both its state of formation, and, if such Borrower owns Property, in each county in which such Borrower owns Property;

3.
Borrower shall have paid or reimbursed Lender for all of its out-of-pocket costs and expenses (including, without limitation, reasonable out-of-pocket legal fees) related to the negotiation, execution and delivery of this Amendment;

4.	Borrower shall have delivered a fully executed copy of this Amendment to Lender;

5.	Pledgor shall have delivered a fully executed copy of the (i) Limited Guaranty and (ii) Pledge Agreement to Lender; and

6.	Sponsor shall have delivered a guaranty and environmental indemnity in form and substance similar to the Guaranty and Environmental Indemnity.
Notwithstanding the foregoing, the conditions set forth above in this Section 2 shall be deemed satisfied and this Amendment shall be deemed effective, upon execution and delivery of this Amendment to Borrower.
Section 3.    Post Closing Obligations.

1.
Borrower shall, within one hundred twenty (120) days of the date hereof deliver (i) certified copies of the organizational documents of each Pledgor (and each applicable Single-Purpose Equityholder), (ii) original limited liability company or partnership interest certificates, as the case may be, executed in blank for each Pledgor, (iii) enforceability opinion letters in a form similar to those delivered in connection with the Loan and reasonably acceptable to Lender, and (iv) to the extent written request is delivered to Borrower within forty-five (45) days from the date of this Agreement, all other instruments, agreements, certificates and documents as Lender may reasonably request to evidence, confirm, perfect and maintain the Liens securing or intended to secure the obligations of Borrower.

2.
Borrower shall, within ninety (90) days of the date hereof, deliver to the Lender (i) “date-down” endorsement for each Qualified Title Insurance Policy in respect of the Mortgage Loan Property, or a new Qualified Title Insurance Policy for any specific Mortgage Loan Property where a “date-down” endorsement is not available, each in a form reasonably satisfactory to Lender and (ii) amendments to each of the Mortgages reflecting the terms of this Amendment and reasonably acceptable to Lender, provided that Lender delivers to Borrower the form of such amendment to be used by Borrower within thirty (30) days after the date of this Amendment, provided further that in the event Lender fails to deliver the form of such amendment within thirty (30) days of this Amendment, Borrower shall be granted a one (1) day extension to its requirement to deliver the items listed in this clause (2) for each day that Lender fails to deliver the form of amendment to Borrower. Notwithstanding the foregoing, Borrower shall be entitled to an extension of thirty (30) additional days by which to deliver each of the items set forth in clauses (i) and (ii) above, provided that the Spread for such thirty (30) day extension period shall be increased by one percent (1%) over the Spread then in effect for such period.

Section 4.     Miscellaneous.
(a)    All of the terms and conditions of the Loan Agreement are incorporated herein by reference with the same force and effect as if fully set forth herein. Except as expressly amended hereby, the Loan Agreement and each of the other Loan Documents remains in full force and effect in accordance with its terms.
(b)    This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York, without regard to principles of conflicts of law.
(c)    Lender hereby represents and warrants that, to its actual knowledge, other than an Event of Default which has been cured pursuant to this Amendment, no default exists under the Loan Documents and that the Loan is in full force and effect as of the date of this Amendment. Lender hereby further represents and warrants that it is the holder of the Notes and the other Loan Documents (and no other party has any interest in the Notes or the other Loan Documents) and has the authority to enter into and execute this Amendment. Borrower acknowledges that (i) Citi shall have no liability as to any representations made by Lender hereunder unless such breach was caused by Citi, (ii) Goldman shall have no liability as to any representations made by Lender hereunder unless such breach was caused by Goldman and (iii) KBS Mortgage Lender shall have no liability as to any representations made by Lender hereunder unless such breach was caused by KBS Mortgage Lender.
(d)    Lender acknowledges and agrees that as of the Effective Date (i) the current outstanding principal balance of Amended and Restated Promissory Note A-1 held by Goldman is $115,431,157.89 (ii) the current outstanding principal balance of Amended and Restated Promissory Note A-2 held by Citi is $89,779,270.28, (iii) the current outstanding principal balance of Amended and Restated Promissory Note A-3 held by KBS Lender is $34,293,166.73, (iv) there are no escrow and/or reserve accounts held on behalf of Lender with respect to the Loan, other than (x) the Environmental Escrow Account which as of the date of this Amendment holds a balance of $75,000 (the “Environmental Funds”) and (y) the Cash Management Account which, as of the date of this Amendment, holds a balance of $1,750,833.94 (the “Cash Account Funds”) and (v) accrued and unpaid interest with respect to the Loan is $701,213.30. Lender and Borrower acknowledge that Cash Account Funds and the Environmental Funds will be applied from time to time in accordance with Section 3.2(b) of the Loan Agreement, provided that so long as an Event of Default is not continuing, such Cash Account Funds and Environmental Funds (A) shall not be applied as provided in clauses (v) and/or (vi) of Section 3.2(b) hereof, and (B) shall, to the extent that other funds on deposit in the Cash Management Account are insufficient to pay the amounts set forth in clauses (i)-(iv) of Section 3.2(b), be applied solely for future disbursements related to the items referred to in clauses (i)-(iv) of Section 3.2(b) hereof.
(e)     Notwithstanding anything stated to the contrary in the Loan Agreement or in any of the other Loan Documents, any event or circumstance existing as of the date of this Amendment described in subsections (a) through (j), inclusive, of Section 7.1 of the Loan Agreement, or otherwise described as a default or “Event of Default” in the Loan Agreement or in any of the other Loan Documents which (x) can be cured solely by the payment of money shall not constitute a default or an Event of Default under the Loan unless and until such default remains uncured for 20 days after Borrower receives written notice thereof or (y) is not susceptible of being cured, shall be deemed waived or (z) cannot be solely cured by the payment of money but is otherwise susceptible of being cured, shall not constitute a default or an Event of Default under the Loan unless and until such default remains uncured for 120 days after Borrower receives written notice thereof, provided that if such default is susceptible of being cured but is not reasonably curable within such 120 day period, Borrower shall have such additional time as is reasonably necessary to effect such cure so long as (i) Borrower is diligently and expeditiously proceeding to cure the default and (ii) such default does not cause a Material Adverse Effect.
(f)    Lender hereby consents to the Equity Transfer and agrees that such Equity Transfer will not, in and of itself, directly or indirectly, trigger a Default or Event of Default under the Loan Agreement, or any of the other Loan Documents.
(g)    Borrower hereby (1) unconditionally ratifies and confirms, renews and reaffirms all of its obligations under the Loan Agreement and each of the other Loan Documents, (2) acknowledges and agrees that such obligations remain in full force and effect, binding on and enforceable against it in accordance with the terms, covenants and conditions of the Loan Agreement as amended hereby and the other Loan Documents, in each case, without impairment, and (3) represents, warrants and covenants that, to its knowledge, it is not in default under the Loan Agreement or any of the other Loan Documents beyond any applicable notice and cure periods, and there are no defenses, offsets or counterclaims against the Indebtedness.
(h)    Sponsor hereby (1) unconditionally approves and consents to the execution by Borrower of this Amendment and the modifications to the Loan Documents effected thereby, (2) unconditionally ratifies, confirms, renews and reaffirms all of its obligations under the Guaranty, and the environmental indemnity referenced in clause (ii) of the definition of Environmental Indemnity and Cooperation Agreement (the “Sponsor Documents”), (3) acknowledges and agrees that its obligations under the Sponsor Documents remain in full force and effect, binding on and enforceable against it in accordance with the terms, covenants and conditions of such documents without impairment, and (4) represents, warrants and covenants that it is not in default under any Sponsor Document beyond any applicable notice and cure periods, and there are no defenses, offsets or counterclaims against its obligations under the Sponsor Documents.
(i)    Borrower acknowledges and agrees that no oral communication or course of dealing from or on behalf of Lender shall constitute any waiver, agreement, commitment, or evidence of any assurance or intention of Lender with respect to the Loan, the Loan Agreement and/or the other Loan Documents, and that any waiver, agreement, commitment, assurance, or intention of Lender with respect to the Loan, the Loan Agreement and/or the other Loan Documents shall be effective only if in writing and duly executed by Lender. Borrower acknowledges and agrees that, except as provided in Section 4(c) hereto, no Default or Event of Default shall be waived by Lender, unless such waiver is in writing and duly executed by Lender.
(j)    This Amendment may be executed by facsimile signatures and in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.
(k)     Lender agrees, to the extent there are no amounts that remain outstanding under the Mezzanine Loan and such amounts have been indefeasibly paid, to enter into an intercreditor agreement, from time to time, with any mezzanine lender or other secondary financing lender whose collateral includes a pledge of the direct or indirect equity interests in Borrower, which intercreditor agreement shall be based substantially upon the form of the Intercreditor Agreement (as that term is defined in the Mezzanine Loan Agreement), with such other changes as the parties may reasonably agree to make; provided, however, that such mezzanine or secondary financing lender shall be a “Qualified Transferee” (as that term is defined in the Intercreditor Agreement) or otherwise approved by Lender in its reasonable discretion.

[Signatures appear on following page]

IN WITNESS WHEREOF, for good and valuable consideration, the sufficiency of which is hereby acknowledged and agreed, the parties hereto have executed and delivered this Amendment as of the date first hereinabove set forth.
BORROWER:
The entities listed on Schedule A to this
signature page

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

[Signatures continued on following page]

Third Amendment to Mortgage Loan Agreement

PLEDGOR:
KBS ACQUISITION SUB-OWNER 1, LLC,
a Delaware limited liability company

By:	KBS ACQUISITION SUB, LLC,
a Delaware limited liability company,
its sole member

By:	KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer
[Signatures continued on following page]

Third Amendment to Mortgage Loan Agreement

SPONSOR:
KBS ACQUISITION SUB, LLC,
a Delaware limited liability company

By:	KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

[Signatures continued on following page]

Third Amendment to Mortgage Loan Agreement

LENDER:
KBS ACQUISITION SUB, LLC,
a Delaware limited liability company

By:	KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

Third Amendment to Mortgage Loan Agreement

LENDER:
GOLDMAN SACHS MORTGAGE COMPANY, a
New York limited partnership

By:	Goldman Sachs Real Estate Funding
Corp., its general partner

By:	/s/ Dan Bennett
Name: Dan Bennett
Title: Authorized Signatory
LENDER:
CITICORP NORTH AMERICA, INC., a New York
corporation

By:	________________
Name:
Title:

[Signatures continued on following page]

Third Amendment to Mortgage Loan Agreement

LENDER:
GOLDMAN SACHS MORTGAGE COMPANY, a
New York limited partnership

By:	Goldman Sachs Real Estate Funding
Corp., its general partner

By:	________________
Name:
Title:
LENDER:
CITICORP NORTH AMERICA, INC., a New York
corporation

By:	/s/ James Fraser
Name: James Fraser
Title: Vice President

[Signatures continued on following page]

Third Amendment to Mortgage Loan Agreement

Schedule A to Signature Page

First States Investors 105, LLC (PA)
First States Investors 107, LLC (AR)
First States Investors 117, LLC (FL)
First States Investors 118, LLC (FL)
First States Investors 147, LLC (IA)
First States Investors 154, LLC (NJ)
First States Investors 157, LLC (NJ)
First States Investors 2017, LLC
First States Investors 2100, L.P. (NC)
First States Investors 2102, L.P. (NC)
First States Investors 2103, L.P. (NC)
First States Investors 2104, L.P. (NC)
First States Investors 2105, L.P. (NC)
First States Investors 2106, L.P. (NC)
First States Investors 2107, L.P. (NC)
First States Investors 2108, L.P. (NC)
First States Investors 2110, LLC (VA)
First States Investors 2208, LLC (DE)
First States Investors 230, L.P. (NC)
First States Investors 2550A, LLC (DE)
First States Investors 3004, Limited Partnership (FL)
First States Investors 3014, LLC (GA)
First States Investors 3022, L.P. (NC)
First States Investors 3024, L.P. (NC)
First States Investors 3028, L.P. (NC)
First States Investors 3033, L.P. (NC)
First States Investors 3034, LLC (SC)
First States Investors 3035, LLC (SC)
First States Investors 3043, LLC (SC)
First States Investors 3048, LLC (VA)
First States Investors 3061, LLC (NJ)
First States Investors 3067, LLC (VA)
First States Investors 3076, LLC (GA)
First States Investors 3077, LLC (GA)
First States Investors 3081, Limited Partnership
First States Investors 3086, LLC (PA)
First States Investors 3087, LLC (VA)
First States Investors 3089, LLC (VA)
First States Investors 3090, LLC (FL)
First States Investors 3091, LLC (GA)
First States Investors 3093, LLC (VA)
First States Investors 3098, LLC (VA)
First States Investors 3099, LLC (VA)
First States Investors 3103, LLC (GA)
First States Investors 3108, LLC (NJ)
First States Investors 3114, LLC (TN)
First States Investors 3151, LLC (FL)
First States Investors 3179, Limited Partnership (DE)
First States Investors 3187, Limited Partnership (DE)
First States Investors 3195, L.P. (TX)
First States Investors 3300, LLC
First States Investors 3601, LLC (FL)

First States Investors 3632, LLC (FL)
First States Investors 3642, LLC (NJ)
First States Investors 3647, L.P. (PA)
First States Investors 40, LLC (MO)
First States Investors 4000C, LLC (DE)
First States Investors 4029, LLC (DE)
First States Investors 4043, LLC (GA)
First States Investors 4044, LLC (DE)
First States Investors 4048, LLC (DE)
First States Investors 4055, LLC (DE)
First States Investors 4062, LLC (DE)
First States Investors 4067, LLC (DE)
First States Investors 4081, LLC (DE)
First States Investors 4085, LLC (DE)
First States Investors 4100B, L.P. (DE)
First States Investors 4150, LLC (DE)
First States Investors 4413, LLC (DE)
First States Investors 4499, LLC (DE)
First States Investors 4500, LLC (DE)
First States Investors 5000B, LLC (DE)
First States Investors 77, L.P. (FL)
First States Investors 922, LLC (IL)
First States Investors 923, L.P. (DE)
First States Investors 926 L.P.
First States Investors 927, LLC (DE)
First States Investors Branch One, L.P. (DE)
First States Investors GS Pool A, L.P. (DE)
First States Investors GS Pool B, L.P. (DE)
First States Investors GS Pool C, L.P.
First States Investors Realty, LLC (DE)
First States Partners No. 201, L.P.
First States Partners No. 203, LLC (NJ)
First States Partners No. 213, LLC (NJ)
First States Partners No. 216, L.P. (PA)
First States Partners No. 236 L.P. (PA)
First States Properties No. 12, LLC (PA)
First States Properties No. 15, LLC (PA)
First States Properties No. 19, LLC (PA)
First States Properties No. 34, LLC (PA)
First States Properties No. 35, LLC (PA)
First States Properties No. 37, LLC (PA)
First States Properties No. 41, LLC (PA)
First States Properties No. 43, LLC (PA)
First States Properties No. 49, LLC (PA)
First States Properties No. 51, LLC (PA)
First States Properties No. 52, LLC (PA)
First States Properties No. 56, LLC (PA)
First States Properties No. 59, LLC (PA)
First States Properties No. 62, LLC (PA)
First States Properties No. 67, LLC (PA)
First States Properties No. 71, LLC (PA)
First States Properties No. 73, LLC (PA)
First States Properties No. 75, LLC (PA)
First States Properties No. 9, LLC (PA)
First States Realty Corp., LLC

MORTGAGE LOAN-SCHEDULE A-1

MORTGAGED PROPERTIES

ID	Asset	Address	ST
40	0040- Aurora Main	201 Madison	MO
105	0105 - Southampton	736 Street Road	PA
107	0107 - Broadmoor	1705 East Harding	AR
117	0117 - Ormond Beach	175 W. Granada Blvd.	FL
118	0118 - Ponce De Leon	709 S. Ponce de Leon Blvd.	FL
147	0147 - Crossroad Faclty	301 South 25th Street	IA
154	154 - Sea Bright	1096 Ocean Avenue	NJ
157	157 - Woodbury	22 N. Broad Street	NJ
200	0100 - Aventura	20495 Biscayne Boulevard	FL
210	0110 - Downtown Lakeland	3221 S. Florida Avenue	FL
509	0009- Abington	1020 Old York Road	PA
512	0012- Avondale	102 Pennsylvania Ave.	PA
515	0015- Cherry Hill	1402 Brace Road	NJ
519	0019 - Cam pbelltown	119 W. Main St.	PA
534	0034- Hightstown	140 Mercer Street	NJ
535	0035- Kendall Park	3534 State Rt. 27	NJ
537	0037 - Kennett &re	313 Cypress Street	PA
541	0041- Lawrencevill	2673 Main St.	NJ
543	0043 - Linden	501 North Wood	NJ
549	0049 - Moosic	4010 Birney Ave.	PA
551	0051- North End	930 N. Charlotte Street	PA
552	0052- N. Plainfld	28 Craig Place	NJ
556	0056- Phoenixville	124 Main St.	PA
559	0059- Point Plsant	2201 Bridge Avenue	NJ
562	0062 - Runnemede	810 E. Clements Bridge Rd.	NJ
567	0067 - Somerdale	2 S. While Horse Pike	NJ
571	0071- Spring Lake	2401 State Route 71	NJ
573	0073 - Sunnyside	236 W. St. George Ave	NJ
915	2110 - Leesburg	504 Market Street East	VA
916	230 - Midland	4411 North Carolina Hwy27	NC
922	922 - Hinsdale	21 West 22nd Street	IL
923	923 - Dripping Springs	721 Highway 290 West	TX
1077	0077 - Prima Vista	900 East Prima Vista Blvd	FL
1201	0201 - Boyertown	560 Route 100	PA
1203	0203 - Collingswood	1040 Haddon Avenue	NJ
1213	0213 - Pennington	1 North Main Street	NJ
1216	0216 - Rhawnhurst	8200 Castor Avenue	PA
1236	0236 - Bensalem	1975 Street Road	PA
2017	2017 - Fairfield	8022 Lillian Highway	FL
2100	2100 - Apex Charlotte	801 East Williams Street	NC
2102	2102 - Graham	220 South Main Street	NC
2103	2103 - Havelock	1303 East Main Street	NC
2104	2104 - Morehead City	4408 Arendell Street	NC
2105	2105 - New Bern	375 South Front Street	NC
2106	2106 - Plymouth	102 West Main Street	NC
2107	2107 - Wilson	223 West Nash Blvd	NC

MORTGAGE LOAN-SCHEDULE A-1

MORTGAGED PROPERTIES

2108	2108A - Wilson (Wooten)	2501 Wooten Blvd	NC
2110	2108B - Wilson (Horton)	2412 Horton Blvd	NC
2208	2208 - San Rafael	1200 5th Ave.	CA
2503	2503 - 328 Main Street	328 Main St.	OH
2504	2504 - 680 Broadway	680 Broadway Avenue	OH
2505	2505 - 4008 St. Clr Ave	4008 St. Clair Avenue	OH
2506	2506 - 4175 Pearl Road	4175 Pearl Rd.	OH
2507	2507 - 5703 Broadway	5703 Broadway Avenue	OH
2508	2508 - 5900 St. Clr Ave	5900 St. Clair Avenue	OH
2509	2509 - 14444 Pearl Rd	14444 Pearl Road	OH
2510	2510 - 22481 Lakeshore	22481 Lakeshore Blvd.	OH
2511	2511 - 26410 Lakeshore	26410 Lakeshore Blvd.	OH
2512	2512 - Ashtabula	4366 Main Ave.	OH
2513	2513 - Beachwood	24600 Chagrin Blvd.	OH
2514	2514 - Berea	118 Front Street	OH
2515	2515 - Chagrin Blvd	30200 Chagrin Blvd.	OH
2517	2517 - Euclid Avenue	14501 Euclid Ave.	OH
2518	2518 - Hamilton Avenue	10963 Hamilton Avenue	OH
2519	2519 - Madisonville	5727 Madison Road	OH
2520	2520 - Mentor Avenue	9572 Mentor Ave.	OH
2521	2521 - Milford	301 Main Street	OH
2522	2522 - Plaza Blvd	7850 Plaza Blvd.	OH
2523	2523 - Public Square	119 Public Square	OH
2524	2524 - Reading Road	322 Reading Road	OH
2525	2525 - Reding Road	7825 Reading Road	OH
2526	2526 - Rock Creek	3273 Main St.	OH
2527	2527 - South Broadway	21 S. Broadway	OH
2528	2528 - South Water Strt	408 South Water Street	OH
2529	2529 - Turney Road	5007 Turney Rd.	OH
2530	2530 - Warrensville Ctr	3370 Warrensville Center Rd.	OH
2531	2531 - West 117th	3370 W. 117th	OH
2532	2532 - West Jefferson	36 W. Jefferson St.	OH
2533	2533 - Woodland Avenue	4100 Woodland Avenue	OH
2929	2929 - Albermarle Road	6011 Albermarle Road	NC
3004	3004 - Plantation	450 North Pine Island Road	FL
3014	3014 - Walnut Avenue	1300 Walnut Avenue	GA
3022	3022 - Hickory View	1625 North Center Street	NC
3024	3024 - Cornelius	20301 W. Catawba Avenue	NC
3028	3028 - North Cross	16649 Statesville Road	NC
3033	3033 - Wilmington	1313 Military Cutoff Road	NC
3034	3034 - Cayce Office	1100 Knox Abbot Drive	SC
3035	3035 - Clover Main	116 Bethel Street	SC
3043	3043 - Rock Hill PP	201 S. Herlong Avenue	SC
3061	3061 - Stuyvesnt Vil	1097 Stuyvesant Avenue	NJ
3067	3067 - Abngdn Wall	102 Wall Street SW	VA
3076	3076 - Sylvania Main	105 S. Main Street	GA
3077	3077 - Dunwoody Villag	1449 Dunwoody Village Pky.	GA
3081	3081 - Cotswold Branch	225 S. Sharon Amity Road	NC
3086	3086 - West Manchester	1477 Carlisle Road	PA
3087	3087 - Route 360	10101 Hull Street Road	VA
3089	3089 - Richmond West	7605 W. Broad Street	VA

MORTGAGE LOAN-SCHEDULE A-1

MORTGAGED PROPERTIES

3090	3090 - Delray Square	4899 W. Atlantic Avenue	FL
3093	3093 - Highland Sprngs	109 E. Nine Mile Road	VA
3098	3098 - Country Club Rd	1880 E. Market Street	VA
3099	3099 - Sycamore Sprngs	13700 Midlothian Turnpike	VA
3103	3103 - Lawrenceville Suwann	870 Lawrenceville Suwanee Rd.	GA
3108	3108 - Landing	118 Lakeside Boulevard	NJ
3114	3114 - Nashville Galltn	3940 Gallatin Pike	TN
3151	3151 - Pinellas	7600 US Highway 19 N	FL
3179	3179 - BATTLEGROUND OFFICE	3314 Battleground Ave.	NC
3187	3187 - WENDOVER PLACE	5402 Sapp Road	NC
3195	3195 - Stonebriar	9151 Warren Parkway	TX
3271	3271 - Wickham Road Office	7775 N Wickham Road	FL
3285	3285 - Walnut Maynard	712 SE Maynard Road	NC
3385	3385 - Bristol Office	240 Radcliffe Street	PA
3389	3389 - lndependnc Hall	601 Chestnut Street	PA
3392	3392 - Lebanon	801 Cumberland St.	PA
3601	3601 - Oviedo Red Bug	7455 Pinemire Drive	FL
3606	3606 - Stockbridge	113 Highway 138 W.	GA
3632	3632 - Lake Mary Ofice	3701 W. Lake Mary Boulevard	FL
3639	3639 - Cartersville	215 Cherokee Pl.	GA
3642	3642 - Lake Hiawatha	66 N. Beverwyck Road	NJ
3647	3647 - Hometown	226 Claremont Ave.	PA
3681	3681 - Gulfport Hwy 49	11464 Highway 49	MS
4001	4001C - Baymeadows Ops	8324 Baymeadows Way	FL
4002	4002C - Callahan	401 S. King Rd	FL
4004	4004C - Conway	4012 Curry Ford Road	FL
4005	4005C - Dale Mabry	1506 South Dale Marby Highway	FL
4006	4006C - Davie	4150 S.W.64th Ave	FL
4007	4007C - Eustis	200 Magnolia Ave.	FL
4008	4008C - Ft. Lauderdale	1100 W. State Route 84	FL
4009	4009C - Green Coy Sprng	425 North Orange Avenue	FL
4011	4011C - Indian Rocks	14147 Walsingham Rd.	FL
4013	4013C - Largo	5250 E. Bay Drive	FL
4015	4015C - Normandy	6545 Normandy Blvd	FL
4017	4017C - North Port	13675 N.W. Tamiami Trail	FL
4018	4018C - NE St. Petrsbrg	9655 4th St. North	FL
4023	4023C - Springfield	1601 Main Street	FL
4024	4024C - West Dayton	828 White Street	FL
4026	4026D - Alabama Ave	501 Alabama Ave.	GA
4027	4027C - East Lake	2201 Roswell Road, N.W.	GA
4031	4031C - Jimmy Crtr Blvd	5405 Jimmy Carter Blvd.	GA
4032	4032C - Mableton	5606 Gordon Rd.	GA
4034	4034C - Merchant's Walk	1329 Johnson Ferry Road NE	GA
4035	4035C - Newnan Main	30 Greenville St.	GA
4036	4036C - Norcross	6155 Buford Hwy.	GA
4037	4037C - Peachtree Crnrs	5525 Peachtree Pky.	GA
4039	4039C - Rome Main	501 Broad Street	GA
4042	4042F - Traffic Circle	3509 W. Bay Street	GA

MORTGAGE LOAN-SCHEDULE A-1

MORTGAGED PROPERTIES

4043	4043F - Tri-County #2	4701 Sandy Plains Rd.	GA
4044	4044D - Vidalia Main	900 E. First Street	GA
4047	4047C - Washington West	3726 Washington Road	GA
4048	4048D - Waynesboro Main	615 Liberty Street	GA
4049	4049C - Advance Main	5306 U.S. Highway 158	NC
4052	4052C - Blowing Rock Mn	983 North Main Street	NC
4053	4053C - Brevard Main	73 West Main Street	NC
4055	4055D - Canton Main	66 Academy Street & Main Street	NC
4056	4056C - China Grove	125 North Main Street	NC
4058	4058C - Conover Main	106 First Avenue South	NC
4059	4059C - Derita	2610 W. Sugar Creek Road	NC
4060	4060C - Fayetteville Mn	200 Green & Bow Streets	NC
4061	4061 C - Forest City Mn	330 West Main Street	NC
4062	4062D - Goldsboro Main	203 North William Street	NC
4064	4064C - Harrisburg	5075 Highway 49 South	NC
4065	4065F - High Point Road	3608 High Point Road	NC
4066	4066C - Jackson Park	704 North Cannon Blvd.	NC
4067	4067D - Jefferson Main	230 East Main Street	NC
4068	4068C - Kildaire Farms	1122 Kildaire Farm Road	NC
4070	4070F - Knightdale	7519 US Highway 64 E	NC
4071	4071C - Lexington Main	100 South State Street	NC
4074	4074C - Newton Main	102 South Main Avenue	NC
4075	4075C - Oakwoods	418-420 Brushy Mountain Road	NC
4076	4076D - Rockingham Main	202 East Washington Street	NC
4077	4077C - Rocky Mount Mn	112 North Church Street	NC
4085	4085D - W. Jefferson Mn	402 South Jefferson Avenue	NC
4102	4102B - Asheville Mn Off	68 Patton Avenue	NC
4119	4119A - College Street	162 College Street	NC
4128	4128B - East End	1908 E. Greenville Blvd.	NC
4137	4137B - Greenville Mn Of	201 W. First Street	NC
4150	4150C - Lincolnton Mn Of	100 E. Main Street	NC
4153	4153B - Market Street	619 Market Street	NC
4154	4154A - Mint Hill	8008 Blair Road	NC
4413	4413 - LAKE STREET	540 Lake Street	IL
4502	4502 - Peoria Main	301 W Adams Avenue	IL
4506	4506 - Arcadia	245 N. Rose Street	MI
4507	4507 - Executive Drive	5829 Executive Drive	MI
4565	4565 - 12th Street	545 12th Street	CA
4566	4566 - Vine Street	1222-1224 Vine Street	CA
4567	4567 - Arroyo Grande	1255 E. Grande Avenue	CA
4568	4568 - Santa Maria	2339 S. Broadway	CA
4572	4572 - 25th Street	3805 25th Street	IN
4573	4573 - Brentwood	2751 Brentwood Drive	IN
4574	4574 - Tipton	1117 E. Tipton Street	IN
4575	4575 - 2nd Street	222 W. 2nd Street	IN
5033	5033 - Merced	710 W. Main Street	CA
5060	5060 - Deland	230 N. Woodland Blvd.	FL
5301	5301 - Decatur (BS)-Mn Bldng	163 Clairmont Avenue	GA
5405	5405 - Grants Pass-Mn Bldng	735 S.E. 6th St.	OR
5435	5435 - Shoal Creek-Mn Bldng	7900 Shoal Creek	TX

MORTGAGE LOAN-SCHEDULE A-2

UNENCUMBERED PROPERTY E

ID	Asset	Address	ST

First States Investors 3300, LLC
3320	3320 - Downtown St. Petersburg Ptrsb	410 Central Avenue	FL

First States Investors Realty, LLC.
201	0101 - Brainard	5506 Brainerd Road	TN
203	0103 - Laurens Road	2420 Laurens Road	SC
215	0915 - Barnstable	145 Barnstable Road	MA
217	0917 - Inverness	2875 E. Gulf to Lake Highway	FL
218	0918 - Paoli	12 Chestnut Street	PA
224	224 - Forest Hill Banking Cent	2915 Forrest Hill-Irene Road	TN
231	231 - Upper Montclair Drive Up	529 Valley Road	NJ
2309	2909 - Torrance	22150 Hawthorne Boulevard	CA
2321	2921 - Santa Monica	429 Santa Monica Boulevard	CA
2325	2925 - Las Vegas-Sahara	9325 W. Sahara Avenue	NV
2906	3906 - East Independence	11201 E. Independence Blvd.	NC
2910	3910 - East Pembroke Pines	8411 Pines Boulevard	FL
2914	3914 - Chapel Hill	100 E. Franklin Street	NC
2918	3918 - Plantation-Royal Palm	950 So. Pine Island Road	FL
2919	3919 - Decatur Square Office	101 West Ponce De Leon Avenue	GA
2924	3924 - Greenville Main	201 West McBee Street	SC
2925	2925 - Folcroft	1876 Delmar	PA
2926	2926 - Del Prado	2503 Del Prado	FL
2931	2931 - Parkside Marketplace	10791 West Broad Street	VA
2932	2932 - Livingston	39 East Mount Pleasant Avenue	NJ
209	0109 - East Colonial Drive Thru	4450 East Colonial Drive	FL

First States Realty Corp., LLC
0031	0031 - Wind Gap	1430 Jacobsburg Road	PA
601	0001 - Ardmore	229 West Lancaster Avenue	PA
607	0007 - Milltown	270 Ryders Lane	NJ
609	0009 - Fairgrounds	17th and Chew Streets	PA
610	0010 - Howell	4074 US Highway 9	NJ
611	0011 - Whiting	200 Lacey Rd	NJ
612	0012 - West Goshen	1115 West Chester Pike	PA
616	0016 - Mountainville	Lexington and S. 4th Street	PA
618	0018 - Fort Washington	101 Fort Washington Ave.	PA
620	0020 - Reading Airport	Route 183 and Macarthur Road	PA
622	0022 - East Brunswick	Loehman's Plaza, Rte 18	NJ
623	0023 - Concordia	Concordia Shopping Ctr	NJ
625	0025 - Thorndale	3719 E. Lincoln Highway	PA
630	0030 - Devon	144 E. Lancaster Ave.	PA

Schedule B

Transferor	Transferee	Transferred Interest	TI State	TI Type	Loan Pool
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 12, LLC	Pennsylvania	LLC	GSM
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 15, LLC	Pennsylvania	LLC	GSM
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 19, LLC	Pennsylvania	LLC	GSM
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 34, LLC	Pennsylvania	LLC	GSM
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 35, LLC	Pennsylvania	LLC	GSM
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 37, LLC	Pennsylvania	LLC	GSM
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 41, LLC	Pennsylvania	LLC	GSM
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 43, LLC	Pennsylvania	LLC	GSM
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 49, LLC	Pennsylvania	LLC	GSM
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 51, LLC	Pennsylvania	LLC	GSM
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 52, LLC	Pennsylvania	LLC	GSM
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 56, LLC	Pennsylvania	LLC	GSM
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 59, LLC	Pennsylvania	LLC	GSM
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 62, LLC	Pennsylvania	LLC	GSM
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 67, LLC	Pennsylvania	LLC	GSM
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 71, LLC	Pennsylvania	LLC	GSM
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 73, LLC	Pennsylvania	LLC	GSM
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 9, LLC	Pennsylvania	LLC	GSM
First States Properties, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Realty Corp., LLC	Pennsylvania	LLC	GSM

First States Partners, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Partners No. 201, L.P.	Pennsylvania	LP	GSM
		First States Partners No. 201, LLC	Pennsylvania	LLC	GSM
First States Partners, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Partners No. 203, LLC	New Jersey	LLC	GSM
First States Partners, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Partners No. 213, LLC	New Jersey	LLC	GSM
First States Partners, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Partners No. 216, L.P.	Pennsylvania	LP	GSM
		First States Partners No. 216, LLC	Pennsylvania	LLC	GSM
First States Partners, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Partners No. 236, L.P.	Pennsylvania	LP	GSM
		First States Partners No. 236, LLC	Pennsylvania	LLC	GSM
First States Investors GS Pool B Holdings, LLC	KBS Acquisition Sub-Owner 1, LLC	First States Investors GS Pool B GP, LLC	Delaware	LLC	GSM
		First States Investors GS Pool B, L.P.	Delaware	LP	GSM
		First States Investors GS Pool C GP, LLC	Delaware	LLC	GSM
		First States Investors GS Pool C, L.P.	Delaware	LP	GSM
First States Investors GS Pool A Holdings, LLC	KBS Acquisition Sub-Owner 1, LLC	First States Investors GS Pool A GP, LLC	Delaware	LLC	GSM
		First States Investors GS Pool A, L.P.	Delaware	LP	GSM
First States Investors 927 Holdings, LLC	KBS Acquisition Sub-Owner 1, LLC	First States Investors 927, LLC	Delaware	LLC	GSM
First States Investors 923 Holdings, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 923 GP, LLC	Delaware	LLC	GSM
		First States Investors 923, L.P.	Delaware	LP	GSM
First States Investors 5000, LLC	KBS Acquisition Sub-Owner 1, LLC	First States Investors 5000B, LLC	Delaware	LLC	GSM
First States Investors 4100, LLC	KBS Acquisition Sub-Owner 1, LLC	First States Investors 4100B GP, LLC	Delaware	LLC	GSM
		First States Investors 4100B, L.P.	Delaware	LP	GSM
First States Investors 3300 Holdings, LLC	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3300, LLC	Delaware	LLC	GSM
American Financial TRS, Inc.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 107, LLC	Arkansas	LLC	GSM
American Financial TRS, Inc.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 147, LLC	Iowa	LLC	GSM
American Financial TRS,	KBS Acquisition Sub-Owner 1,	First States Investors 2017, LLC	Florida	LLC	GSM

Inc.	LLC
American Financial TRS, Inc.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3091, LLC	Georgia	LLC	GSM
American Financial TRS, Inc.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3601, LLC	Florida	LLC	GSM
American Financial TRS, Inc.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 4043, LLC	Georgia	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 105, LLC	Pennsylvania	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 117, LLC	Florida	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 118, LLC	Florida	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 154, LLC	New Jersey	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 157, LLC	New Jersey	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 2100 GP, LLC	North Carolina	LLC	GSM
		First States Investors 2100, L.P.	North Carolina	LP	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 2102 GP, LLC	North Carolina	LLC	GSM
		First States Investors 2102 L.P.	North Carolina	LP	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 2103 GP, LLC	North Carolina	LLC	GSM
		First States Investors 2103, L.P.	North Carolina	LP	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 2104 GP, LLC	North Carolina	LLC	GSM
		First States Investors 2104, L.P.	North Carolina	LP	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 2105 GP, LLC	North Carolina	LLC	GSM
		First States Investors 2105, L.P.	North Carolina	LP	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 2106 GP, LLC	North Carolina	LLC	GSM
		First States Investors 2106, L.P.	North Carolina	LP	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 2107 GP, LLC	North Carolina	LLC	GSM
		First States Investors 2107, L.P.	North Carolina	LP	GSM

First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 2108 GP, LLC	North Carolina	LLC	GSM
		First States Investors 2108, L.P.	North Carolina	LP	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 2110, LLC	Virginia	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 2208, LLC	Delaware	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 230 GP, LLC	North Carolina	LLC	GSM
		First States Investors 230, L.P.	North Carolina	LP	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 2550A, LLC	Delaware	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3004, Limited Partnership	Florida	LP	GSM
		First States Investors 3004, LLC	Florida	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3014, LLC	Georgia	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3022 GP, LLC	North Carolina	LLC	GSM
		First States Investors 3022, L.P.	North Carolina	LP	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3024 GP, LLC	North Carolina	LLC	GSM
		First States Investors 3024, L.P.	North Carolina	LP	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3028 GP, LLC	North Carolina	LLC	GSM
		First States Investors 3028, L.P.	North Carolina	LP	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3033 GP, LLC	North Carolina	LLC	GSM
		First States Investors 3033, L.P.	North Carolina	LP	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3034, LLC	South Carolina	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3035, LLC	South Carolina	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3043, LLC	South Carolina	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3061, LLC	New Jersey	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1,	First States Investors 3067, LLC	Virginia	LLC	GSM

LLC
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3076, LLC	Georgia	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3077, LLC	Georgia	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3081 GP, LLC	North Carolina	LLC	GSM
		First States Investors 3081, L.P.	North Carolina	LP	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3086, LLC	Pennsylvania	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3087, LLC	Virginia	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3089, LLC	Virginia	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3090, LLC	Florida	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3093, LLC	Virginia	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3098, LLC	Virginia	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3099, LLC	Virginia	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3103, LLC	Georgia	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3108, LLC	New Jersey	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3114, LLC	Tennessee	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3151, LLC	Florida	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3179 GP, LLC	Delaware	LLC	GSM
		First States Investors 3179, Limited Partnership	Delaware	LP	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3187 GP, LLC	Delaware	LLC	GSM
		First States Investors 3187, Limited Partnership	Delaware	LP	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3195 GP, LLC	Texas	LLC	GSM
		First States Investors 3195, L.P.	Texas	LP	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3632, LLC	Florida	LLC	GSM

First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3642, LLC	New Jersey	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 3647 GP, LLC	Pennsylvania	LLC	GSM
		First States Investors 3647, L.P.	Pennsylvania	LP	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 40, LLC	Missouri	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 4000C, LLC	Delaware	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 4044, LLC	Delaware	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 4048, LLC	Delaware	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 4055, LLC	Delaware	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 4062, LLC	Delaware	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 4067, LLC	Delaware	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 4085, LLC	Delaware	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 4150, LLC	Delaware	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 4413, LLC	Delaware	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 4499, LLC	Delaware	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 4500, LLC	Delaware	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 77, Limited Partnership	Florida	LP	GSM
		First States Investors 77, LLC	Florida	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 922, LLC	Illinois	LLC	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors 926 GP, LLC	Delaware	LLC	GSM
		First States Investors 926, L.P.	Delaware	LP	GSM
First States Group, L.P.	KBS Acquisition Sub-Owner 1, LLC	First States Investors Branch One GP, LLC	Delaware	LLC	GSM
		First States Investors Branch One, L.P.	Delaware	LP	GSM

MORTGAGE LOAN - SCHEDULE I
PROPERTY MANAGEMENT AGREEMENTS
Property Management Agreement, dated April 1, 2008 between First States Management Corp., L.P. ("FSMC") and the property owners listed below:

Property Name	Owner Entity
0105 - Southampton	First States Investors 105, LLC
0107 - Broadmoor	First States Investors 107, LLC
0117 - Ormond Beach	First States Investors 117, LLC
0118 - Ponce De Leon	First States Investors 118, LLC
0147 - Crossroad Faclty	First States Investors 147, LLC
154 - Sea Bright	First States Investors 154, LLC
157 - Woodbury	First States Investors 157, LLC
2017 - Fairfield	First States Investors 2017, LLC
2100 - Apex Charlotte	First States Investors 2100, L.P.
2102 - Graham	First States Investors 2102, L.P.
2103 - Havelock	First States Investors 2103, L.P.
2104 - Morehead City	First States Investors 2104, L.P.
2105 - New Bern	First States Investors 2105, L.P.
2106 - Plymouth	First States Investors 2106, L.P.
2107 - Wilson	First States Investors 2107, L.P.
2108A - Wilson (Wooten)	First States Investors 2108, L.P.
2108B - Wilson (Horton)	First States Investors 2108, L.P.
2110 - Leesburg	First States Investors 2110 LLC
2208 - San Rafael	First States Investors 2208, LLC
230 - Midland	First States Investors 230, L.P.
2503 - 328 Main Street	First States Investors 2550A, LLC
2504 - 680 Broadway	First States Investors 2550A, LLC
2505 - 4008 St. Clr Ave	First States Investors 2550A, LLC

2506 - 4175 Pearl Road	First States Investors 2550A, LLC
2507 - 5703 Broadway	First States Investors 2550A, LLC
2508 - 5900 St. Clr Ave	First States Investors 2550A, LLC
2509 - 14444 Pearl Rd	First States Investors 2550A, LLC
2510 - 22481 Lakeshore	First States Investors 2550A, LLC
2511 - 26410 Lakeshore	First States Investors 2550A, LLC
2512 - Ashtabula	First States Investors 2550A, LLC
2513 - Beachwood	First States Investors 2550A, LLC
2514 - Berea	First States Investors 2550A, LLC
2515 - Chagrin Blvd	First States Investors 2550A, LLC
2517 - Euclid Avenue	First States Investors 2550A, LLC
2518 - Hamilton Avenue	First States Investors 2550A, LLC
2519 - Madisonville	First States Investors 2550A, LLC
2520 - Mentor Avenue	First States Investors 2550A, LLC
2521 - Milford	First States Investors 2550A, LLC
2522 - Plaza Blvd	First States Investors 2550A, LLC
2523 - Public Square	First States Investors 2550A, LLC
2524 - Reading Road	First States Investors 2550A, LLC
2525 - Reding Road	First States Investors 2550A, LLC
2526 - Rock Creek	First States Investors 2550A, LLC
2527 - South Broadway	First States Investors 2550A, LLC
2528 - South Water Strt	First States Investors 2550A, LLC
2529 - Turney Road	First States Investors 2550A, LLC
2530 - Warrensville Ctr	First States Investors 2550A, LLC
2531 - West 117th	First States Investors 2550A, LLC
2532 - West Jefferson	First States Investors 2550A, LLC
2533 - Woodland Avenue	First States Investors 2550A, LLC
3004 -Plantation	First States Investors 3004, Limited Partnership
3014 -Walnut Avenue	First States Investors 3014, LLC
3022 -Hickory View	First States Investors 3022, L.P.
3024 -Cornelius	First States Investors 3024, L.P.
3028 -North Cross	First States Investors 3028, L.P.

3033 -Wilmington	First States Investors 3033, L.P.
3034 -Cayce Office	First States Investors 3034, LLC
3035 -Clover Main	First States Investors 3035, LLC
3043 -Rock Hill PP	First States Investors 3043, LLC
3061 -Stuyvesnt Vil	First States Investors 3061, LLC
3067 - Abngdn Wall	First States Investors 3067, LLC
3076 -Sylvania Main	First States Investors 3076, LLC
3077 - Dunwoody Villag	First States Investors 3077, LLC
3081 - Cotswold Branch	First States Investors 3081, L.P.
3086 - West Manchester	First States Investors 3086, LLC
3087 - Route 360	First States Investors 3087, LLC
3089 - Richmond West	First States Investors 3089, LLC
3090 - Delray Square	First States Investors 3090, LLC
3093 - Highland Sprngs	First States Investors 3093, LLC
3098 - Country Club Rd	First States Investors 3098, LLC
3099 - Sycamore Sprngs	First States Investors 3099, LLC
3103 - Lawrenceville Suwann	First States Investors 3103, LLC
3108 - Landing	First States Investors 3108, LLC
3114 -Nashville Galltn	First States Investors 3114, LLC
3151 - Pinellas	First States Investors 3151, LLC
3179 - Battleground Office	First States Investors 3179, Limited Partnership
3187 - Wendover Place	First States Investors 3187, Limited Partnership
3195 - Stonebriar	First States Investors 3195, L.P.
3385 - Bristol Office	First States Investors 3300, LLC

3389 - Independence Hall	First States Investors 3300, LLC
3392 - Lebanon	First States Investors 3300, LLC
3601 - Oviedo Red Bug	First States Investors 3601, LLC
3632 - Lake Mary Ofice	First States Investors 3632, LLC
3642 - Lake Hiawatha	First States Investors 3642, LLC
3647 - Hometown	First States Investors 3647, L.P.
0040 - Aurora Main	First States Investors 40, LLC
4001C - Baymeadows Ops	First States Investors 4000C, LLC
4002C - Callahan	First States Investors 4000C, LLC
4004C - Conway	First States Investors 4000C, LLC
4005C - Dale Mabry	First States Investors 4000C, LLC
4006C - Davie	First States Investors 4000C, LLC
4007C - Eustis	First States Investors 4000C, LLC
4008C - Ft. Lauderdale	First States Investors 4000C, LLC
4009C - Green Coy Sprng	First States Investors 4000C, LLC
4011C - Indian Rocks	First States Investors 4000C, LLC
4013C - Largo	First States Investors 4000C, LLC
4015C - Normandy	First States Investors 4000C, LLC
4017C - North Port	First States Investors 4000C, LLC
4018C - NE St. Petrsbrg	First States Investors 4000C, LLC
4023C - Springfield	First States Investors 4000C, LLC
4024C - West Dayton	First States Investors 4000C, LLC
4027C - East Lake	First States Investors 4000C, LLC
4031C - Jimmy Crtr Blvd	First States Investors 4000C, LLC
4032C - Mableton	First States Investors 4000C, LLC
4034C - Merchant's Walk	First States Investors 4000C, LLC
4035C - Newnan Main	First States Investors 4000C, LLC

4036C - Norcross	First States Investors 4000C, LLC
4037C - Peachtree Crnrs	First States Investors 4000C, LLC
4039C - Rome Main	First States Investors 4000C, LLC
4047C - Washington West	First States Investors 4000C, LLC
4049C - Advance Main	First States Investors 4000C, LLC
4052C - Blowing Rock Mn	First States Investors 4000C, LLC
4053C - Brevard Main	First States Investors 4000C, LLC
4056C - China Grove	First States Investors 4000C, LLC
4058C - Conover Main	First States Investors 4000C, LLC
4059C - Derita	First States Investors 4000C, LLC
4060C - Fayetteville Mn	First States Investors 4000C, LLC
4061C - Forest City Mn	First States Investors 4000C, LLC
4064C - Harrisburg	First States Investors 4000C, LLC
4066C - Jackson Park	First States Investors 4000C, LLC
4068C - Kildaire Farms	First States Investors 4000C, LLC
4071C - Lexington Main	First States Investors 4000C, LLC
4074C - Newton Main	First States Investors 4000C, LLC
4075C - Oakwoods	First States Investors 4000C, LLC
4077C - Rocky Mount Mn	First States Investors 4000C, LLC
4043F - Tri-County #2	First States Investors 4043, LLC
4044D - Vidalia Main	First States Investors 4044, LLC
4048D - Waynesboro Main	First States Investors 4048, LLC
4055D - Canton Main	First States Investors 4055, LLC
4062D - Goldsboro Main	First States Investors 4062, LLC
4067D - Jefferson Main	First States Investors 4067, LLC
4085D - W. Jefferson Mn	First States Investors 4085, LLC
4102b-Asheville Mn Off	First States Investors 4100B, L.P.
4119a-College Street	First States Investors 4100B, L.P.
4128b-East End	First States Investors 4100B, L.P.
4137b-Greenville Mn Of	First States Investors 4100B, L.P.

4153b-Market Street	First States Investors 4100B, L.P.
4154a-Mint Hill	First States Investors 4100B, L.P.
4150c-Lincolnton Mn Of	First States Investors 4150, LLC
4413-Lake Street	First States Investors 4413, LLC
4070F - Knightdale	First States Investors 4499, LLC
4506 - Arcadia	First States Investors 4500, LLC
4507 - Executive Drive	First States Investors 4500, LLC
5033 - Merced	First States Investors 5000B, LLC
5060 - Deland	First States Investors 5000B, LLC
0077 - Prima Vista	First States Investors 77, L.P.
922 - Hinsdale	First States Investors 922, LLC
923 - Dripping Springs	First States Investors 923, L.P.
4565 - 12th Street	First States Investors 926, L.P.
4566 - Vine Street	First States Investors 926, L.P.
4567 - Arroyo Grande	First States Investors 926, L.P.
4568 - Santa Maria	First States Investors 926, L.P.
4572 - 25th Street	First States Investors 927, LLC
4573 - Brentwood	First States Investors 927, LLC
4574 - Tipton	First States Investors 927, LLC
4575 - 2nd Street	First States Investors 927, LLC
3681 - Gulfport Hwy 49	First States Investors Branch One, L.P.
4026D - Alabama Ave	First States Investors GS Pool A, L.P.
4042F - Traffic Circle	First States Investors GS Pool A, L.P.
4065F - High Point Road	First States Investors GS Pool A, L.P.
4076D - Rockingham Main	First States Investors GS Pool A, L.P.
4502 - Peoria Main	First States Investors GS Pool A, L.P.
5405 - Grants Pass-Mn Bldng	First States Investors GS Pool A, L.P.
3271 - Wickham Road Office	First States Investors GS Pool B, L.P.
3285 - Walnut Maynard	First States Investors GS Pool B, L.P.
3606 - Stockbridge	First States Investors GS Pool B, L.P.
3639 - Cartersville	First States Investors GS Pool B, L.P.

5435 - Shoal Creek-Mn Bldng	First States Investors GS Pool B, L.P.
5301 - Decatur Mn	First States Investors GS Pool C, L.P.
0100 - Aventura	First States Investors Realty, LLC
0103 - Laurens Road	First States Investors Realty, LLC
0109 - E. Colonial Drive Thr	First States Investors Realty, LLC
0110 - Downtown Lakeland	First States Investors Realty, LLC
0915 - Barnstable	First States Investors Realty, LLC
0917 - Inverness	First States Investors Realty, LLC
0918 - Paoli	First States Investors Realty, LLC
2325 - Las Vegas-Sahar	First States Investors Realty, LLC
2909 - Torrance	First States Investors Realty, LLC
2921 - Santa Monica	First States Investors Realty, LLC
2925 - Folcroft	First States Investors Realty, LLC
2926 - Del Prado	First States Investors Realty, LLC
2929 - Albermarle Road	First States Investors Realty, LLC
2931 - Parkside Marketplace	First States Investors Realty, LLC
2932 - Livingston	First States Investors Realty, LLC
3906 - East Independence	First States Investors Realty, LLC
3910 - East Pembrok Pines	First States Investors Realty, LLC
3914 - Chapel Hill	First States Investors Realty, LLC
3918 - Plantation - Royal Palm	First States Investors Realty, LLC
3919 - Decatur Square Office	First States Investors Realty, LLC
3924 - Greenville Main	First States Investors Realty, LLC
0201 - Boyertown	First States Partners 201, L.P.
0203 - Collingswood	First States Partners 203, LLC
0213 - Pennington	First States Partners 213, LLC

0216 - Rhawnhurst	First States Partners 216, L.P.
0236 - Bensalem	First States Partners 236, L.P.
512- 0012 - Avondale	First States Properties No. 12, LLC
0015 - Cherry Hill	First States Properties No. 15, LLC
0019 - Campbelltown	First States Properties No. 19, LLC
0034 - Hightstown	First States Properties No. 34, LLC
0035 - Kendall Park	First States Properties No. 35, LLC
0037 - Kennett Sqre	First States Properties No. 37, LLC
0041 - Lawrencevill	First States Properties No. 41, LLC
0043 - Linden	First States Properties No. 43, LLC
0049 - Moosic	First States Properties No. 49, LLC
0051 - North End	First States Properties No. 51, LLC
0052 - N. Plainfld	First States Properties No. 52, LLC
0056 - Phoenixville	First States Properties No. 56, LLC
0059 - Point Plsant	First States Properties No. 59, LLC
0062 - Runnemede	First States Properties No. 62, LLC
0067 - Somerdale	First States Properties No. 67, LLC
0071 - Spring Lake	First States Properties No. 71, LLC
0073 - Sunnyside	First States Properties No. 73, LLC
0009 - Abington	First States Properties No. 9, LLC
0007 - Milltown	First States Realty Corp., LLC
0009 - Fairgrounds	First States Realty Corp., LLC
0010 - Howell	First States Realty Corp., LLC
0011 - Whiting	First States Realty Corp., LLC
0016 - Mountainville	First States Realty Corp., LLC
0018 - Fort Washington	First States Realty Corp., LLC
0022 - East Brunswick	First States Realty Corp., LLC
0023 - Concordia	First States Realty Corp., LLC
0030 - Devon	First States Realty Corp., LLC
612-0012 - West Goshen	First States Realty Corp., LLC

Schedule E

Allocated Loan Amounts

Property No.	Property Name	Address	City	State	Zip Code	Gross ALA (in $)
40	0040 -Aurora Main	201 Masidon	Aurora	MO	65605	283,397.06
105	0105 -Southampton	736 Street Road	Southampton	PA	18966	758,206.54
107	0107 -Broadmoor	1705 E Harding	Pine Bluff	AR	71601	84,950.88
117	0117 -Ormond Beach	175 W. Granada Ave.	Ormond Beach	FL	32174	1,105,941.24
118	0118 -Ponce De Leon	709 S. Ponce de Leon Blvd.	St. Augustine	FL	32084	705,913.01
147	0147 -Crossroad Faclty	301 South 25th Street	Fort Dodge	IA	50501	193,530.93
154	154 -Sea Bright	1096 Ocean Avenue	Sea Bright	NJ	7760	1,071,090.95
157	157 -Woodbury	22 N. Broad St	Woodbury	NJ	8096	2,889,005.00
210	0110 -Downtown Lakeland	3221 South Florida Avenue	Lakeland	FL	33803	-
509	0009 -Abington	1020 Old York Road	Abington	PA	19001	463,080.71
512	0012 -Avondale	102 Pennsylvania Ave.	Avondale	PA	19311	313,628.83
515	0015 -Cherry Hill	1402 Brace Road	Cherry Hill	NJ	8034	823,185.21
519	0019 -Campbelltown	119 W. Main St.	Cambelltown	PA	17010	307,562.83
534	0034 -Hightstown	140 Mercer St.	Hightstown	NJ	8520	1,188,398.31

Property No.	Property Name	Address	City	State	Zip Code	Gross ALA (in $)
535	0035 -Kendall Park	3534 State Rt. 27	Kendall Park	NJ	8824	901,507.64
537	0037 -Kennett Sqre	313 Cypress Street	Kennett Square	PA	19348	2,850,539.09
541	0041 -Lawrencevill	2673 Main St.	Lawrenceville	NJ	8648	1,618,174.44
543	0043 -Linden	501 North Wood	Linden	NJ	7036	2,512,525.30
549	0049 -Moosic	4010 Birney Ave.	Moosic	PA	18507	373,234.23
551	0051 -North End	930 N. Charlotte St.	Pottstown	PA	19464	308,645.34
552	0052 -N. Plainfld	28 Craig Place	North Plainfiel	NJ	7060	71,143.93
556	0056 -Phoenixville	124 Main St.	Phoenixville	PA	19460	416,875.93
559	0059 -Point Plsant	2201 Bridge Ave.	Point Pleasant	NJ	8742	1,323,691.71
562	0062 -Runnemede	810 E. Clements Bridge	Runnemede	NJ	8078	131,429.65
567	0067 -Somerdale	2 S. White Horse Pike	Somerdale	NJ	8083	523,162.75
571	0071 -Spring Lake	2401 State Rt 71	Spring Lake	NJ	7762	757,655.46
573	0073 -Sunnyside	236 W. St. George Ave	Linden	NJ	7036	2,322,465.23
915	2110 -Leesburg	504 Market Street East	Leesburg	VA	20176	4,335,722.67
916	230 -Midland	4411 North Carolina Hwy27	Midland	NC	28107	508,396.33
922	922 -Hinsdale	21 West 2nd Street	Hinsdale	IL	60521	5,106,526.47
923	923 -Dripping Springs	721 Highway 290 West	Dripping Springs	TX	78620	1,490,962.14

2

Property No.	Property Name	Address	City	State	Zip Code	Gross ALA (in $)
1077	0077 -Prima Vista	900 East Prima Vista Blvd	Port St. Lucie	FL	34952	1,577,480.44
1201	0201 -Boyertown	Rt 100 North	Boyertown	PA	19512	322,353.04
1203	0203 -Collingswood	1040 Haddon Ave	Collingswood	NJ	8108	542,807.20
1213	0213 -Pennington	1 North Main Street	Pennington	NJ	8534	951,038.54
1216	0216 -Rhawnhurst	8200 Castor Avenue	Philadelphia	PA	19152	221,155.16
1236	0236 -Bensalem	1975 Street Road	Bensalem	PA	19020	454,924.13
2017	2017 -Fairfield	8022 Lillian Highway	Pensacola	FL	32506	173,886.48
2100	2100 -Apex Charlotte	801 East Williams Street	Apex	NC	27502	123,439.53
2102	2102 -Graham	220 South Main Street	Graham	NC	27253	456,012.85
2103	2103 -Havelock	1303 East Main Street	Havelock	NC	28532	138,599.87
2104	2104 -Morehead City	4408 Arendell Street	Morehead City	NC	28557	350,030.00
2105	2105 -New Bern	375 South Front Street	New Bern	NC	28560	836,660.27
2106	2106 -Plymouth	102 West Main Street	Plymouth	NC	27962	575,944.29
2107	2107 -Wilson	223 West Nash Blvd	Wilson	NC	27893	6,477,812.55
2108	2108A -Wilson (Wooten)	2501 Wooten Blvd	Wilson	NC	27893	11,360,120.35
2110	2108B -Wilson (Horton)	2412 Horton Blvd	Wilson	NC	27893	2,065,239.75
2208	2208 -San Rafael	1200 5th Avenue	San Rafael	CA	94901	1,092,645.05

3

Property No.	Property Name	Address	City	State	Zip Code	Gross ALA (in $)
2503	2503 -328 Main Street	328 Main Street	Conneaut	OH	44030	288,390.88
2504	2504 -680 Broadway	680 Broadway	Bedford	OH	44146	679,377.49
2505	2505 -4008 St. Clr Ave	4008 St. Clair Avenue	Cleveland	OH	44103	358,687.00
2506	2506 -4175 Pearl Road	4175 Pearl Road	Cleveland	OH	44109	433,815.65
2507	2507 -5703 Broadway	5703 Broadway	Cleveland	OH	44127	364,849.15
2508	2508 -5900 St. Clr Ave	5900 St. Clair Avenue	Cleveland	OH	44103	602,960.58
2509	2509 -14444 Pearl Rd	14444 Pearl Road	Strongville	OH	44136	696,716.31
2510	2510 -22481 Lakeshore	22481 Lakeshore Boulevard	Euclid	OH	44123	716,867.38
2511	2511 -26410 Lakeshore	26410 Lakeshore Boulevard	Euclid	OH	44132	208,437.97
2512	2512 -Ashtabula	4366 Main Avenue	Ashtabula	OH	44004	166,440.20
2513	2513 -Beachwood	24600 Chagrin Boulevard	Beachwood	OH	44122	871,018.42
2514	2514 -Berea	118 Front Street	Berea	OH	44017	946,614.40
2515	2515 -Chagrin Blvd	30200 Chagrin Boulevard	Pepper Pike	OH	44124	736,680.36
2517	2517 -Euclid Avenue	14501 Euclid Avenue	Cleveland	OH	44112	341,131.06
2518	2518 -Hamilton Avenue	10963 Hamilton Avenue	Springfield Twp	OH	43211	98,118.86
2519	2519 -Madisonville	5727 Madisonville	Cincinnati	OH	45227	280,615.81
2520	2520 -Mentor Avenue	9572 Mentor Avenue	Mentor	OH	44060	371,165.36

4

Property No.	Property Name	Address	City	State	Zip Code	Gross ALA (in $)
2521	2521 -Milford	301 Main Street	Milford	OH	45150	536,334.87
2522	2522 -Plaza Blvd	7850 Plaza Boulevard	Mentor	OH	44060	929,583.70
2523	2523 -Public Square	119 Public Square	Medina	OH	44256	458,398.10
2524	2524 -Reading Road	Reading Road	Mason	OH	45040	113,400.18
2525	2525 -Reding Road	7825 Reading Road	Cincinnati	OH	45237	167,546.49
2526	2526 -Rock Creek	3273 Main Street	Rock Creek	OH	44078	48,035.85
2527	2527 -South Broadway	21 South Broadway	Geneva	OH	44041	338,112.02
2528	2528 -South Water Strt	408 South Water Street	Kent	OH	44240	55,583.46
2529	2529 -Turney Road	5007 Turney Road	Garfield Height	OH	44125	388,980.81
2530	2530 -Warrensville Ctr	3370 Warrensville Center Road	Shaker Heights	OH	44122	772,533.55
2531	2531 -West 117th	3370 W. 117th	Cleveland	OH	44111	632,758.11
2532	2532 -West Jefferson	36 West Jefferson Street	Jefferson	OH	44047	497,986.84
2533	2533 -Woodland Avenue	4100 Woodland Avenue	Cleveland	OH	44104	497,288.94
2929	2929 -Albermarle Road	6011 Albermarle Road	Charlotte	NC	28212	324,526.33
3004	3004 -Plantation	450 North Pine Island Road	Plantation	FL	33324	2,058,841.87
3014	3014 -Walnut Avenue	1300 Walnut Avenue	Dalton	GA	30720	1,371,665.53
3022	3022 -Hickory View	1625 North Center Street	Hickory	NC	28601	1,246,728.89

5

Property No.	Property Name	Address	City	State	Zip Code	Gross ALA (in $)
3024	3024 -Cornelius	20301 W. Catawba Avenue	Cornelius	NC	28031	2,914,808.50
3028	3028 -North Cross	16649 Statesville Road	Huntersville	NC	28078	1,769,046.92
3033	3033 -Wilmington	1313 Military Cutoff Road	Wilmington	NC	28405	1,742,344.95
3034	3034 -Cayce Office	1100 Knox Abbot Drive	Cayce	SC	29033	1,041,721.46
3035	3035 -Clover Main	116 Bethal Street	Clover	SC	29710	56,172.79
3043	3043 -Rock Hill PP	201 South Herlong Avenue	Rock Hill	SC	29732	786,548.31
3061	3061 -Stuyvesnt Vil	1097 Stuyvesant Avenue	Irvington	NJ	7111	599,672.72
3067	3067 -Abngdn Wall	102 Wall Street SW	Abingdon	VA	24210	1,074,083.11
3076	3076 -Sylvania Main	105 S. Main Street	Sylvania	GA	30467	328,308.41
3077	3077 -Dunwoody Villag	1449 Dunwoody Village Parkway	Dunwoody	GA	30338	779,667.59
3081	3081 -Cotswold Branch	225 sharon Amity Road	Charlotte	NC	28211	2,201,729.40
3086	3086 -West Manchester	1477 Carlisle Road	York	PA	17404	383,842.24
3087	3087 -Route 360	10101 Hull Street Road	Richmond	VA	23236	853,603.10
3089	3089 -Richmond West	7605 W. Broad Street	Richmond	VA	23294	673,163.64
3090	3090 -Delray Square	4899 W. Atlantic Blvd	Delray Beach	FL	33445	1,283,247.92
3093	3093 -Highland Sprngs	109 E. Nine Mile Road	Highland Sprngs	VA	23075	321,352.20
3024	3024 -Cornelius	20301 W. Catawba Avenue	Cornelius	NC	28031	2,914,808.50

6

Property No.	Property Name	Address	City	State	Zip Code	Gross ALA (in $)
3098	3098 -Country Club Rd	1880 E. Market Street	Harrisonburg	VA	22801	763,325.47
3099	3099 -Sycamore Sprngs	13700 Midlothian Turnpike	Midlothian	VA	23113	1,246,927.40
3103	3103 -Lawrenceville Suwann	870 Lawrenceville Suwannee Rd	Lawrenceville	GA	30043	1,571,882.81
3108	3108 -Landing	118 lakeside Blvd	Landing	NJ	7850	1,185,965.50
3114	3114 -Nashville Galltn	3940 Gallatin Pike	Nashville	TN	37216	603,881.80
3151	3151 -Pinellas	7600 US Highway 19 N	Pinellas Park	FL	33781	1,365,041.21
3179	3179 -BATTLEGROUND OFFICE	3314 Battleground Ave.	Greensboro	NC	27410	679,150.03
3187	3187 -WENDOVER PLACE	5402 Sapp Road	Greensboro	NC	27409	738,941.54
3195	3195 -Stonebriar	9151 Warrent Parkway	Frisco	TX	75035	2,039,274.96
3271	3271 -Wickham Road Office	7775 N Wickham Road	Melbourne	FL	32940	776,855.33
3285	3285 -Walnut Maynard	712 SE Maynard Road	Cary	NC	27511	707,972.58
3385	3385 -Bristol Office	244 Radcliffe St	Bristol	PA	19007	585,678.63
3389	3389 -Independnc Hall	601 Chestnut St	Philadelphia	PA	19106	876,629.49
3392	3392 -Lebanon	801 Cumberland St	Lebanon	PA	17042	296,348.95
3601	3601 -Oviedo Red Bug	7455 Pinemire Drive	Oviedo	FL	32765	511,604.58
3606	3606 -Stockbridge	113 Highway 138 West	Stockbridge	GA	30281	523,266.14
3632	3632 -Lake Mary Ofice	3701 W. Lake Mary Boulevard	Lake Mary	FL	32746	1,935,130.42

7

Property No.	Property Name	Address	City	State	Zip Code	Gross ALA (in $)
3639	3639 -Cartersville	215 Cherokee Place	Cartersville	GA	30121	724,289.88
3642	3642 -Lake Hiawatha	66 N. Beverwyck Road	Lake Hiawatha	NJ	7034	798,508.68
3647	3647 -Hometown	226 Claremont	Tamaqua	PA	18252	308,079.79
3681	3681 -Gulfport Hwy 49	11464 Highway 49	Gulfport	MS	39503	363,724.25
4001	4001C -Baymeadows Ops	8324 Baymeadows Way	Jacksonville	FL	32256	12,618,142.73
4002	4002C -Callahan	401 S. King Rd	Callahan	FL	32011	1,697,822.35
4004	4004C -Conway	7336 Curry Ford Road	Orlando	FL	32822	1,258,718.20
4005	4005C -Dale Mabry	1506 South Dale Marby Highway	Tampa	FL	33629	4,592,886.11
4006	4006C -Davie	4150 S.W.64th Ave	Davie	FL	33314	1,227,326.37
4007	4007C -Eustis	200 Magnolia Ave.	Eustis	FL	32726	1,587,581.82
4008	4008C -Ft. Lauderdale	1100 W. State Route 84	Ft. Lauderdale	FL	33315	2,434,257.67
4009	4009C -Green Cov Sprng	425 North Orange Avenue	Green Cove Spri	FL	32043	1,907,702.63
4011	4011C -Indian Rocks	14147 Walsingham Rd.	Largo	FL	33774	506,837.18
4013	4013C -Largo	5250 E. Bay Drive	Clearwater	FL	33764	2,258,583.54
4015	4015C -Normandy	6545 Normandy Blvd	Jacksonville	FL	32205	1,259,564.98
4017	4017C -North Port	13675 N.W. Tamiami Trail	North Port	FL	34287	1,433,001.71
4018	4018C -NE St. Petrsbrg	9655 4th St. North	St. Petersburg	FL	33702	681,407.08

8

Property No.	Property Name	Address	City	State	Zip Code	Gross ALA (in $)
4023	4023C -Springfield	1601 Main Street	Jacksonville	FL	32233	2,387,853.34
4024	4024C -West Dayton	828 White Street	Daytona Beach	FL	32117	1,176,599.23
4026	4026D -Alabama Ave	501 Alabama Avenue	Breman	GA	30110	779,160.97
4027	4027C -East Lake	2201 Roswell Rd.	Marietta	GA	30062	674,768.28
4031	4031C -Jimmy Crtr Blvd	5405 Jimy Carter Blvd.	Norcross	GA	30093	1,064,097.53
4032	4032C -Mableton	5606 Gordon Rd.	Mabletown	GA	30126	1,379,247.25
4035	4035C -Newnan Main	30 Greenville Street	Newnan	NC	30263	1,814,061.67
4036	4036C -Norcross	6155 S. Buford Highway	Norcross	GA	30071	1,188,549.26
4037	4037C -Peachtree Crnrs	5525 Peachtree Parkway	Norcross	GA	30092	783,939.74
4039	4039C -Rome Main	501 Broad Street	Rome	GA	30161	2,985,804.58
4042	4042F -Traffic Circle	3509 West Bay Street	Savannah	GA	31408	535,440.53
4043	4043F -Tri-County #2	4701 Sandy Plains Road	Roswell	GA	30075	1,041,449.54
4044	4044D -Vidalia Main	900 East First Street	Vidalia	GA	30474	742,746.36
4047	4047C -Washington West	3726 Washington Road	Martinez	GA	30907	878,037.69
4048	4048D -Waynesboro Main	615 Liberty Street	Waynesboro	GA	30830	986,164.89
4049	4049C -Advance Main	Hwy. 801 & Hwy 158	Advance	NC	27006	428,214.91
4052	4052C -Blowing Rock Mn	983 North Main Street	Blowing Rock	NC	28605	273,930.50

9

Property No.	Property Name	Address	City	State	Zip Code	Gross ALA (in $)
4053	4053C -Brevard Main	73 West Main Street	Brevard	NC	28712	413,081.45
4055	4055D -Canton Main	101 Main Street	Canton	NC	28716	554,852.35
4056	4056C -China Grove	125 North Main Street	China Grove	NC	28023	660,294.46
4058	4058C -Conover Main	106 First Ave. South	Conover	NC	28613	367,835.11
4059	4059C -Derita	2610 W. sugar Creek Rd.	Charlotte	NC	28262	589,284.94
4060	4060C -Fayetteville Mn	200 Green &Bow Streets	Fayetteville	NC	28301	3,482,037.89
4061	4061C -Forest City Mn	408in Street	Forest City	NC	28043	959,963.32
4062	4062D -Goldsboro Main	203 North William Street	Goldsboro	NC	27530	517,727.44
4064	4064C -Harrisburg	108 Highway 49 North	Harrisburg	NC	28075	676,109.28
4065	4065F -High Point Road	3608 High Point Road	Greensboro	NC	27407	780,608.45
4066	4066C -Jackson Park	704 North Cannon Blvd.	Kannapolis	NC	28083	610,060.50
4067	4067D -Jefferson Main	230 E. Main Street	Jefferson	NC	28640	164,703.21
4068	4068C -Kildaire Farms	1122 Kildaire Farms Road	Cary	NC	27511	415,842.01
4070	4070F -Knightdale	7519 US Highway 64 E	Knightdale	NC	27545	343,492.53
4071	4071C -Lexington Main	100 S. State Street	Lexington	NC	27292	1,520,513.60
4074	4074C -Newton Main	102 S. Main Ave.	Newton	NC	28658	574,728.40
4075	4075C -Oakwoods	418-420 Bushy Mountain Rd.	N. Wilkesboro	NC	28697	9,593,936.35

10

Property No.	Property Name	Address	City	State	Zip Code	Gross ALA (in $)
4076	4076D -Rockingham Main	202 East Washington Street	Rockingham	NC	28379	805,641.69
4077	4077C -Rocky Mount Mn	112 North Church Street	Rocky Mount	NC	27804	394,876.21
4085	4085D -W. Jefferson Mn	402 S. Jefferson Avenue	W. Jefferson	NC	28694	718,531.99
4088	4034C -Merchant's Walk	1313 Johnson Ferry Rd. NE	Marietta	GA	30068	-
4102	4102B-Asheville Mn Off	68 Patton Avenue	Asheville	NC	28801	2,665,183.36
4119	4119A-College Street	162 College Street	Asheville	NC	28801	432,768.29
4128	4128B-East End	1908 E. Greenville Blvd.	Greenville	NC	27858	672,822.45
4137	4137B-Greenville Mn Of	201 W. First Street	Greenville	NC	27858	3,214,383.28
4150	4150C-Lincolnton Mn Of	100 E. Main Street	Lincolnton	NC	28092	1,737,045.08
4153	4153B-Market Street	619 Market Street	Wilmington	NC	28401	277,607.11
4154	4154A-Mint Hill	8008 Blair Road	Charlotte	NC	28227	578,507.37
4413	4413-LAKE STREET	540 Lake Street	Addison	IL	60101	-
4502	4502 -Peoria Main	301 W. Adams Avenue	Peoria	IL	61602	7,322,950.95
4506	4506 -Arcadia	245 N. Rose Street	Kalamazoo	MI	49007	4,427,941.99
4507	4507 -Executive Drive	5829 Executive Drive	Lansing	MI	48911	1,005,045.27
4565	4565 -12th Street	545 12th Street	Paso Robles	CA	93446	2,732,368.42
4566	4566 -Vine Street	1222-1224 Vine Street	Paso Robles	CA	93446	5,998,835.34

11

Property No.	Property Name	Address	City	State	Zip Code	Gross ALA (in $)
4567	4567 -Arroyo Grande	1255 E. Grande Avenue	Arroyo Grande	CA	93420	1,203,552.45
4568	4568 -Santa Maria	2339 S. Broadway	Santa Maria	CA	93454	1,970,014.83
4572	4572 -25th Street	3805 25th Street	Columbus	IN	47203	926,745.59
4573	4573 -Brentwood	2751 Brentwood Drive	Columbus	IN	47203	440,404.81
4574	4574 -Tipton	1117 E. Tipton Street	Seymour	IN	47274	851,800.98
4575	4575 -2nd Street	222 W. 2nd Street	Seymour	IN	47274	1,220,378.44
5033	5033 -Merced	710 W. Main Street	Merced	CA	95340	2,289,466.69
5060	5060 -Deland	230 N. Woodland Blvd.	Deland	FL	32720	3,556,231.88
5301	5301 -Decatur (BS)-Mn Bldng	163 Clairmont Avenue	Decatur	GA	30030	897,193.10
5405	5405 -Grants Pass-Mn Bldng	735 S.E. 6th St.	Grants Pass	OR	97526	881,642.97
5435	5435 -Shoal Creek-Mn Bldng	7900 Shoal Creek	Austin	TX	78757	-

12

Exhibit A

KBS ACQUISITION SUB-OWNER 1, LLC OWNERSHIP STRUCTURE

KBS REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation
100%
KBS REIT HOLDINGS LLC, a Delaware limited liability company
99% (GP)
1% (LP)
KBS LIMITED PARTNERSHIP, a Delaware limited partnership
100%
KBS DEBT HOLDINGS, LLC, a Delaware limited liability company
100%
KBS GKK PARTICIPATION HOLDINGS I, LLC, a Delaware limited liability company
100%
KBS ACQUISITION HOLDINGS, LLC a Delaware limited liability company
100%
KBS ACQUISITION SUB, LLC, a Delaware limited liability company
100%
KBS ACQUISITION SUB-OWNER 1, LLC, a Delaware limited liability company
100%
DIRECT AND INDIRECT OWNERS OF THE PROPERTIES UNDER THE CITI/GOLDMAN /KBS MORTGAGE LOAN LISTED ON SCHEDULE A ATTACHED HERETO

(CITI/GOLDMAN/KBS)

Schedule A to Exhibit A

First States Properties No. 12, LLC
First States Properties No. 15, LLC
First States Properties No. 19, LLC
First States Properties No. 34, LLC
First States Properties No. 35, LLC
First States Properties No. 37, LLC
First States Properties No. 41, LLC
First States Properties No. 43, LLC
First States Properties No. 49, LLC
First States Properties No. 51, LLC
First States Properties No. 52, LLC
First States Properties No. 56, LLC
First States Properties No. 59, LLC
First States Properties No. 62, LLC
First States Properties No. 67, LLC
First States Properties No. 71, LLC
First States Properties No. 73, LLC
First States Properties No. 9, LLC
First States Realty Corp., LLC
First States Partners No. 201, L.P.
First States Partners No. 201, LLC
First States Partners No. 203, LLC
First States Partners No. 213, LLC
First States Partners No. 216, L.P.
First States Partners No. 216, LLC
First States Partners No. 236, L.P.
First States Partners No. 236, LLC
First States Investors Realty, LLC
First States Investors GS Pool B GP, LLC
First States Investors GS Pool B, L.P.
First States Investors GS Pool C GP, LLC
First States Investors GS Pool C, L.P.
First States Investors GS Pool A GP, LLC
First States Investors GS Pool A, L.P.
First States Investors 927, LLC
First States Investors 923 GP, LLC
First States Investors 923, L.P.
First States Investors 5000B, LLC
First States Investors 4100B GP, LLC
First States Investors 4100B, L.P.
First States Investors 3300, LLC
First States Investors 107, LLC
First States Investors 147, LLC
First States Investors 2017, LLC
First States Investors 3091, LLC
First States Investors 3601, LLC
First States Investors 4043, LLC
First States Investors 105, LLC
First States Investors 117, LLC
First States Investors 118, LLC
First States Investors 154, LLC

(CITI/GOLDMAN/KBS)

First States Investors 157, LLC
First States Investors 2100 GP, LLC
First States Investors 2100, L.P.
First States Investors 2102 GP, LLC
First States Investors 2102 L.P.
First States Investors 2103 GP, LLC
First States Investors 2103, L.P.
First States Investors 2104 GP, LLC
First States Investors 2104, L.P.
First States Investors 2105 GP, LLC
First States Investors 2105, L.P.
First States Investors 2106 GP, LLC
First States Investors 2106, L.P.
First States Investors 2107 GP, LLC
First States Investors 2107, L.P.
First States Investors 2108 GP, LLC
First States Investors 2108, L.P.
First States Investors 2110, LLC
First States Investors 2208, LLC
First States Investors 230 GP, LLC
First States Investors 230, L.P.
First States Investors 2550A, LLC
First States Investors 3004, Limited Partnership
First States Investors 3004, LLC
First States Investors 3014, LLC
First States Investors 3022 GP, LLC
First States Investors 3022, L.P.
First States Investors 3024 GP, LLC
First States Investors 3024, L.P.
First States Investors 3028 GP, LLC
First States Investors 3028, L.P.
First States Investors 3033 GP, LLC
First States Investors 3033, L.P.
First States Investors 3034, LLC
First States Investors 3035, LLC
First States Investors 3043, LLC
First States Investors 3061, LLC
First States Investors 3067, LLC
First States Investors 3076, LLC
First States Investors 3077, LLC
First States Investors 3081 GP, LLC
First States Investors 3081, L.P.
First States Investors 3086, LLC
First States Investors 3087, LLC
First States Investors 3089, LLC
First States Investors 3090, LLC
First States Investors 3093, LLC
First States Investors 3098, LLC
First States Investors 3099, LLC
First States Investors 3103, LLC
First States Investors 3108, LLC
First States Investors 3114, LLC
First States Investors 3151, LLC
First States Investors 3179 GP, LLC
First States Investors 3179, Limited Partnership
First States Investors 3187 GP, LLC

(CITI/GOLDMAN/KBS)

First States Investors 3187, Limited Partnership
First States Investors 3195 GP, LLC
First States Investors 3195, L.P.
First States Investors 3632, LLC
First States Investors 3642, LLC
First States Investors 3647 GP, LLC
First States Investors 3647, L.P.
First States Investors 40, LLC
First States Investors 4000C, LLC
First States Investors 4044, LLC
First States Investors 4048, LLC
First States Investors 4055, LLC
First States Investors 4062, LLC
First States Investors 4067, LLC
First States Investors 4085, LLC
First States Investors 4150, LLC
First States Investors 4413, LLC
First States Investors 4499, LLC
First States Investors 4500, LLC
First States Investors 77, Limited Partnership
First States Investors 77, LLC
First States Investors 922, LLC
First States Investors 926 GP, LLC
First States Investors 926, L.P.
First States Investors Branch One GP, LLC
First States Investors Branch One, L.P.

(CITI/GOLDMAN/KBS)